                                                             File No. 33-47858
                                                                      811-6666



                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM N-4

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          Post Effective Amendment No. 10

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                  Amendment No. 10

                               SEPARATE ACCOUNT I of
                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             (Exact Name of Registrant)

                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                (Name of Depositor)
                                 440 Lincoln Street
                                Worcester, MA 01653
                (Address of Depositor's Principal Executive Offices)
                                   (508) 855-1000
                (Depositor's Telephone Number, including Area Code)

                    Abigail M. Armstrong, Secretary and Counsel
                  First Allmerica Financial Life Insurance Company
                                 440 Lincoln Street
                                Worcester, MA 01653
                 (Name and Address of Agent for Service of Process)


                    It is proposed that this filing will become effective:

           ___ immediately upon filing pursuant to paragraph (b) of Rule 485 _X_ on May 1, 1998 pursuant to paragraph (b) of Rule 485
           ___  60 days after filing pursuant to paragraph (a) (1) of Rule 485
           ___  on (date) pursuant to paragraph (a) (1) of Rule 485
           ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                             VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1997 was filed on or before March 30, 1998.

              CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                            ITEMS CALLED FOR BY FORM N-4


FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
-----------------   ---------------------

 1                  Cover Page

 2                  Special Terms

 3                  Summary;  Annual and Transaction Expenses

 4                  Condensed Financial Information;  Performance Information

 5                  Description of the Company, the Separate Account, the Trust

 6                  Charges and Deductions

 7                  Description of the Contract

 8                  The Variable Annuity Policies

 9                  Death Benefit

10                  Purchase Payments; Computation of IRA Account Values and
                    Annuity Payments

11                  Surrender; Partial Redemption

12                  Federal Tax Considerations

13                  Legal Matters

14                  Statement of Additional Information-Table of Contents

FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------   ----------------------------------------------

15                  Cover Page

16                  Table of Contents

17                  General Information and History

18                  Services

19                  Underwriters

20                  Underwriters

21                  Performance Information

22                  Annuity Payments

23                  Financial Statements

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
       GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH SEPARATE ACCOUNT I

This Prospectus describes group variable annuity contracts ("Contracts") offered by First Allmerica Financial Life Insurance Company ("Company"). Each Contract establishes individual retirement annuities ("IRA Accounts") qualified under
Section 408(b) of the Internal Revenue Code ("Code") for the benefit of Participant-Owners. For information about the tax status of IRA Accounts, see "FEDERAL TAX CONSIDERATIONS." The Participant-Owners are employees or former employees (or their spouses, for spousal IRAs) of the Policyholder. An individual certificate of coverage ("Certificate") will be issued to each Participant-Owner (hereinafter, referred to as "You") as evidence of your rights and benefits under the Contract.

The Contracts permit You to make net contributions to each IRA Account to be allocated among Sub-Accounts of Separate Account I. The Sub-Accounts invest in the following funds ("Funds") of Allmerica Investment Trust ("Trust"):

                           ALLMERICA INVESTMENT TRUST
                        Select International Equity Fund
                         Select Aggressive Growth Fund
                                  Growth Fund
                               Equity Index Fund
                          Investment Grade Income Fund
                              Government Bond Fund
                               Money Market Fund

This Prospectus generally describes only the variable accumulation aspects of the Contracts, except where General Account interests, including fixed values and annuity payments, are specifically mentioned. ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT ARE NOT PERMITTED IN CERTAIN STATES. Certain additional information about the Contracts is contained in a Statement of Additional Information, dated May 1, 1998, as amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information ("SAI") is listed on page 2 of this Prospectus. The SAI is available upon request and without charge. To obtain the SAI, contact Allmerica Institutional Services, Station C-36, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653, 1-800-533-7865.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF ALLMERICA INVESTMENT TRUST. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE CONTRACTS ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY AND ARE DISTRIBUTED BY ITS SUBSIDIARY, ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENT IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.


                               DATED MAY 1, 1998

                               TABLE OF CONTENTS


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................          2
SUMMARY.................................................................................          3
SPECIAL TERMS...........................................................................          6
ANNUAL AND TRANSACTION EXPENSES.........................................................          7
CONDENSED FINANCIAL INFORMATION.........................................................          9
PERFORMANCE INFORMATION.................................................................         10
WHAT IS AN INDIVIDUAL RETIREMENT ANNUITY?...............................................         12
RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY...........................................         12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE TRUST.........................         12
  Investment Objectives and Policies....................................................         14
  Investment Advisory Services to the Trust.............................................         15
  Addition, Deletion or Substitution of Investments.....................................         16
VOTING RIGHTS...........................................................................         16
CHARGES AND DEDUCTIONS..................................................................         17
  Surrender and Redemption Charge.......................................................         17
  Premium Taxes.........................................................................         18
  IRA Account Fee.......................................................................         18
  Annual Charges Against Separate Account Assets........................................         19
  Other Charges.........................................................................         19
DESCRIPTION OF THE CONTRACT.............................................................         19
  Contributions.........................................................................         20
  Transfer Privilege....................................................................         21
  Surrender Privilege...................................................................         21
  Redemption Privilege..................................................................         22
  Death Benefit.........................................................................         22
  The Spouse of the Participant-Owner as Beneficiary....................................         23
  Ownership and Non-Alienation of IRA Accounts..........................................         23
  Electing the Form of Annuity and the Annuity Date.....................................         23
  Description of Annuity Options........................................................         23
  IRA Account Values and Annuity Payments...............................................         24
FEDERAL TAX CONSIDERATIONS..............................................................         26
  Taxation of the Contracts in General..................................................         26
  Tax Withholding and Penalties.........................................................         27
  Individual Retirement Accounts in General.............................................         27
REPORTS.................................................................................         27
CHANGES IN OPERATION OF THE SEPARATE ACCOUNT............................................         27
LEGAL MATTERS...........................................................................         28
FURTHER INFORMATION.....................................................................         28
APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT................................        A-1


                               TABLE OF CONTENTS
                      STATEMENT OF ADDITIONAL INFORMATION


GENERAL INFORMATION AND HISTORY.........................................................          2
TAXATION OF THE CONTRACTS, SEPARATE ACCOUNT AND THE COMPANY.............................          3
SERVICES................................................................................          3
UNDERWRITERS............................................................................          3
ANNUITY PAYMENTS........................................................................          4
PERFORMANCE INFORMATION.................................................................          5
FINANCIAL STATEMENTS....................................................................        F-1

                                    SUMMARY

IRA ACCOUNT

Each IRA Account established under the Contract is intended to be an individual retirement annuity qualified under Section 408(b) of the Internal Revenue Code ("Code"). See "Individual Retirement Annuities." You may establish an IRA Account with a rollover distribution from a qualified retirement plan maintained by the Policyholder. You may also establish an additional IRA Account for your spouse. Separate IRA Accounts will be maintained under the Contract for rollover contributions and annual deductible and non-deductible contributions, unless You request otherwise in writing. A separate Certificate will be issued for each IRA Account maintained for You.

INVESTMENT OPTIONS

The Contracts permit net contributions to each IRA Account to be allocated among Sub-Accounts of Separate Account I ("Separate Account"), a separate account of the Company, and of the General Account, where available. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, ("1940 Act"), but such registration does not involve the supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission (the "SEC"). For information about the Separate Account and the Company, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE TRUST." For more information about the General Account, see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Each Sub-Account of the Separate Account invests its assets without sales charge in a corresponding investment series of Allmerica Investment Trust ("Trust"). The following seven underlying funds ("Funds") are offered under this
Prospectus:

                           ALLMERICA INVESTMENT TRUST
                        Select International Equity Fund
                         Select Aggressive Growth Fund
                                  Growth Fund
                               Equity Index Fund
                          Investment Grade Income Fund
                              Government Bond Fund
                               Money Market Fund

INVESTMENT IN THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT

Until the Valuation Date that is 15 days from the date the IRA Account was established, all Separate Account allocations will be held in the Money Market Sub-Account. Thereafter, all amounts will be allocated according to your instructions. The value of each Sub-Account of the Separate Account will vary daily depending on the performance of the investments made by the respective Funds. Dividends or capital gains distributions received from a Fund are reinvested in additional shares of that Fund, which are retained as assets of the Sub-Account.

There can be no assurance that the investment objectives of the Funds can be achieved or that the value of an IRA Account will equal or exceed the aggregate amount of contributions made to the IRA Account. For more information about the investments of the Funds, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE TRUST." The accompanying prospectus of the Trust describes the investment objectives and risks of each of the Funds.

TRANSFERS AMONG SUB-ACCOUNTS

The Contracts permit amounts to be transferred prior to the Annuity Date among the Sub-Accounts of the Separate Account and, where available, the General Account, subject to certain limitations described under "Transfer Privilege."

ANNUITY PAYMENTS

You may choose the form of annuity benefit to commence on the Annuity Date. All annuity benefits are funded through the General Account and are guaranteed by the Company.

See "DESCRIPTION OF THE CONTRACT" for information about annuity payment options, selecting the Annuity Date, and how annuity payments are calculated.

REVOCATION RIGHTS


You may revoke your IRA Account at any time between the date of the application for the IRA Account and the date 10 days after receipt of your Certificate. For more information about revocation rights, see "RIGHT TO REVOKE IRA ACCOUNT."


CONTRIBUTION MINIMUMS AND MAXIMUMS

Under the Contracts, additional contributions are not limited as to frequency and number, except that certain contributions must be received by the Company by April 15 of the year following the calendar year to which the contributions are attributable. See "Contributions."


The minimum initial contribution from a rollover distribution is the lesser of
(1) $3,500, or (2) such smaller amount as meets the Company's then current rules. The maximum initial contribution is the amount equal to the taxable portion of your rollover distribution. You may make additional contributions, subject to the following requirements: The minimum additional contribution is the lesser of (1) $1,000, or (2) such smaller amount as meets the Company's then current rules. The maximum additional contributions (both deductible and nondeductible) for any taxable year to an IRA Account You establish with a rollover distribution is the lesser of (1) $2,000, or (2) 100% of your compensation for that taxable year. You may make an additional rollover contribution. Additional rollover contributions are not subject to maximum contribution limits.


If You have established an IRA Account, You may also establish a spousal IRA Account. The maximum total contributions to both IRA accounts in any taxable year is $2,250, of which amount no more than $2,000 may be contributed to any one IRA Account.

CHARGES AND DEDUCTIONS

For a complete discussion of charges, see "CHARGES AND DEDUCTIONS."

SURRENDER AND REDEMPTION CHARGE. No sales charge is deducted from contributions at the time the contributions are made. However, a withdrawal charge of 4% will be made on any amount withdrawn from a Sub-Account of the General Account on any other than its maturity date, and upon the election of an annuity for a specified number of years, subject to certain exceptions. No sales charge is deducted upon withdrawal from any Sub-Account of the Separate Account. In those states where allocations to and transfers to and from the General Account are not permitted, no withdrawal charge applies.

PREMIUM TAXES. A deduction for State and local premium taxes, if any, may be made as described under "Premium Taxes."

ANNUAL IRA ACCOUNT FEE. Prior to the Annuity Date, an IRA Account Fee equal to $25 will be deducted annually from each IRA Account for administrative expenses. The fee will be deducted on the last Valuation Date of the month of the anniversary of the establishment of the IRA Account and on the date the IRA Account is surrendered.

SEPARATE ACCOUNT ASSET CHARGES. A daily charge, equivalent to 0.90% per annum, is made on the value of each Sub-Account of the Separate Account at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover Separate Account administrative expenses, the

Company deducts a daily charge of 0.25% per annum of the value of the average net assets in the Sub-Accounts of the Separate Account.

CHARGES OF THE FUNDS. In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. These charges vary among the Funds; see "Annual and Transaction Expenses" and the prospectus of the Funds for more information.

SURRENDER AND REDEMPTION PRIVILEGE

At any time before the Annuity Date, You have the right either:

- to surrender the IRA Account in full and receive its Surrender Value (Accumulated Value minus the IRA Account Fee and any applicable withdrawal charge); or

- to redeem a portion of the Accumulated Value of the IRA Account subject to certain limits and any applicable withdrawal charge.

DEATH BENEFIT

If You die before the Annuity Date, a death benefit will be paid to the beneficiary. The death benefit will be equal to the Accumulated Value of the IRA Account.

SALES OF CONTRACTS AND CERTIFICATES

The Contracts and Certificates thereunder are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. ("Allmerica Investments"), a broker-dealer affiliate of the Company.

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATED VALUE: the value of an IRA Account on any Valuation Date prior to the Annuity Date, equal to the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and of the value of all accumulations in the General Account of the Company then credited to the IRA Account.

ACCUMULATION UNIT: a measure of the Participant-Owner's interest in a Sub-Account of the Separate Account prior to the Annuity Date.


ANNUITY DATE: the date on which annuity payments begin.


FUNDS: the following investment portfolios of Allmerica Investment Trust: Select International Equity Fund, Select Aggressive Growth Fund, Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate investment account.

PARTICIPANT-OWNER: an employee or former employee of the Policyholder who makes contributions under the Contract in accordance with its provisions.

SEPARATE ACCOUNT: Separate Account I of the Company. Separate Account I consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: respecting the Separate Account, a subdivision offered under this Prospectus which invests exclusively in the shares of a Fund of Allmerica Investment Trust; respecting the General Account, an account, with a fixed interest rate guaranteed until a specified maturity date, maintained within the General Account for crediting interest to Participant-Owner contributions allocable to the General Account.

SURRENDER VALUE: the Accumulated Value of an IRA Account minus any IRA Account Fee and withdrawal charge applicable upon surrender.

VALUATION DATE: a day on which the Accumulated Values of all IRA Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Contract or Certificate was received) when there is a sufficient degree of trading in a Fund's portfolio securities such that the current net asset value of the Sub-Accounts of the Separate Account may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

YOU OR YOUR: refers to the Participant-Owner under the Contract.

                        ANNUAL AND TRANSACTION EXPENSES

The purpose of the following tables is to assist the Participant-Owner in understanding the various costs and expenses that a Participant-Owner will bear directly or indirectly under the Contract. The tables reflect charges under the Contract, expenses of the Sub-Accounts of the Separate Account, and expenses of the Funds. In addition to the charges and expenses described below, in some states premium taxes may be applicable.

SURRENDER AND REDEMPTION CHARGE: None on value in Sub-Accounts of the Separate Account. (A charge may be made on surrender or partial redemption of the IRA Account, equal to 4% of the amount withdrawn from a Sub-Account of the General Account on other than its maturity date.)

TRANSFER CHARGE:                         None.
ANNUAL IRA ACCOUNT FEE:                  An annual IRA Account Fee of $25
                                         is deducted prior to the Annuity
                                         Date.
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account
value)
    MORTALITY AND EXPENSE RISK CHARGE:   0.90%
    ADMINISTRATIVE EXPENSE CHARGE:       0.25%

TOTAL ANNUAL EXPENSES:                   1.15%

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. For more information concerning fees and expenses, see the prospectus of the Funds.

                           1997 ANNUAL FUND EXPENSES


                                                                                       OTHER FUND           TOTAL FUND
                                                                   MANAGEMENT      EXPENSES (AFTER ANY  EXPENSES (AFTER ANY
                                                                 FEE (AFTER ANY        APPLICABLE            WAIVERS/
FUND                                                                 WAIVERS         REIMBURSEMENTS)      REIMBURSEMENTS)
--------------------------------------------------------------  -----------------  -------------------  -------------------
Select International Equity Fund..............................          0.92%#              0.20%                1.12%(1)(2)
Select Aggressive Growth Fund.................................          0.89%#              0.09%                0.98%(1)(2)
Growth Fund...................................................          0.46%#              0.06%                0.52%(1)(2)
Equity Index Fund.............................................          0.31%               0.13%                0.44%(1)
Investment Grade Income Fund..................................          0.44%#              0.10%                0.54%(1)
Government Bond Fund..........................................          0.50%               0.17%                0.67%(1)
Money Market Fund.............................................          0.27%               0.08%                0.35%(1)



# Effective September 1, 1997, the management fee rates for these funds were revised. The management fee ratios shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1997.



(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("Manager") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of the Funds of the Trust were less than their respective expense limitations throughout 1997. The declaration of a voluntary expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these funds.

(2) These funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total operating expenses would have been 1.10% for Select International Equity Fund; 0.93% for Select Aggressive Growth Fund and 0.50% for Growth Fund.


The following Examples demonstrate the cumulative expenses which would be paid by You at 1-year, 3-year, 5-year and 10-year intervals, assuming a $1,000 investment in a Sub-Account of the Separate Account and a 5% annual return on assets. Because the expenses of the Funds differ, separate Examples are used to illustrate the expenses incurred by You on an investment in the various Sub-Accounts of the Separate Account. No withdrawal charge is illustrated in the Examples because there is no withdrawal charge applied to investments in a Sub-Account of the Separate Account. Whether or not You surrender or annuitize at the end of the applicable period, the illustrated expenses would be the same.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


UNDERLYING FUND                                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------  -----------  -----------  -----------  -----------
Select International Equity Fund...............   $      26    $      79    $     135    $     287
Select Aggressive Growth Fund..................   $      24    $      75    $     128    $     273
Growth Fund....................................   $      20    $      61    $     105    $     226
Equity Index Fund..............................   $      19    $      58    $     101    $     218
Investment Grade Income Fund...................   $      20    $      62    $     106    $     228
Government Bond Fund...........................   $      21    $      65    $     112    $     242
Money Market Fund..............................   $      18    $      56    $      96    $     208



As required in rules promulgated under the 1940 Act, the IRA Account Fee has been reflected in the Examples by a method intended to show the "average" impact of the IRA Account Fee on an investment in the Separate Account. The total IRA Account Fees collected under the Contracts by the Company are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.30%, and the amount of the IRA Account Fees is assumed to be $3.00 in the Examples. After annuitization, the IRA Account Fee is not deducted.

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT I


SUB-ACCOUNT                                                  1997       1996       1995       1994       1993
---------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
GROWTH
Unit Value:
  Beginning of Period....................................    165.955    139.674    106.389    107.455    100.000
  End of Period..........................................     20.530    165.955    139.674    106.389    107.455
  Number of Units Outstanding at End of Period
  (in thousands).........................................        100          7          5          4          3
INVESTMENT GRADE INCOME
Unit Value:
  Beginning of Period....................................    119.395    116.633    100.109    104.357     100.00
  End of Period..........................................     12.917    119.395    116.633    100.109    104.357
  Number of Units Outstanding at End of Period
  (in thousands).........................................         36          2          1          1          1
MONEY MARKET
Unit Value:
  Beginning of Period....................................    113.415    108.898    104.088    101.316    100.000
  End of Period..........................................     11.823    113.415    108.898    104.088    101.316
  Number of Units Outstanding at End of Period
  (in thousands).........................................         74          6          3          4          1
EQUITY INDEX
Unit Value:
  Beginning of Period....................................    173.261    143.302    106.437    106.555    100.000
  End of Period..........................................     22.678    173.261    143.302    106.437    106.555
  Number of Units Outstanding at End of Period
  (in thousands).........................................         50          2          1          1          1
GOVERNMENT BOND
Unit Value:
  Beginning of Period....................................    114.085    111.493     99.753    101.808    100.000
  End of Period..........................................     12.078    114.085    111.493     99.753    101.808
  Number of Units Outstanding at End of Period
  (in thousands).........................................         27          2          2          1          3
SELECT AGGRESSIVE GROWTH
Unit Value:
  Beginning of Period....................................          0        N/A        N/A        N/A        N/A
  End of Period..........................................     10.078        N/A        N/A        N/A        N/A
  Number of Units Outstanding at End of Period
  (in thousands).........................................          1          0          0          0          0
SELECT INTERNATIONAL EQUITY
Unit Value:
  Beginning of Period....................................          0        N/A        N/A        N/A        N/A
  End of Period..........................................      9.340        N/A        N/A        N/A        N/A
  Number of Units Outstanding at End of Period
  (in thousands).........................................          -          0          0          0          0

                            PERFORMANCE INFORMATION


The Contracts were first offered to the public in 1993. However, the Company may advertise "total return" and "average annual total return" performance information based on the periods that the Sub-Accounts have been in existence (Table 1) and the period that the Funds have been in existence (Table 2). The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.


The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.


The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.



The yield of the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar, but when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



The yield of a Sub-Account investing in a portfolio other than the Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.



Quotations of average annual total return as shown in Table 1 are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.15%, the $25 annual IRA Account fee. The performance shown in Table 2 is calculated in exactly the same manner as in Table 1; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.



For more detailed information about these performance calculations, including actual formulas, see the SAI.


Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morning Star, Inc. who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, RISK CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.


                                    TABLE 1
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1977
                         SINCE INCEPTION OF SUB-ACCOUNT



                                                             FOR YEAR         SINCE
                                                              ENDED       INCEPTION OF
UNDERLYING FUND                                              12/31/97     SUB-ACCOUNT*
---------------------------------------------------------  ------------  ---------------
Select International Equity Fund.........................      N/A             -6.90%
Select Aggressive Growth Fund............................      N/A              0.48    %
Growth Fund..............................................       23.41  %       16.50    %
Equity Index Fund........................................       30.59  %       19.03    %
Investment Grade Income Fund.............................        7.88  %        5.27    %
Government Bond Fund.....................................        5.57  %        3.87    %
Money Market Fund........................................        3.94  %        3.30    %



* The inception dates for the Sub-Accounts are: 7/1/97 for Select International Equity Fund and Select Aggressive Growth Fund, 5/17/93 for the Government Bond Fund, 5/14/93 for the Growth Fund and Equity Index Fund, 4/12/93 for the Investment Grade Income Fund and 4/7/93 for the Money Market Fund.


                                    TABLE 2
            AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS
                            ENDING DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND


                                                   FOR YEAR                       10 YEARS OR
                                                    ENDED          5           SINCE INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND           12/31/97      YEARS      UNDERLYING FUND IF LESS*
-----------------------------------------------  ------------  ----------  --------------------------
Select International Equity Fund...............        3.14%      N/A                   9.56%
Select Aggressive Growth Fund..................       17.04%       15.15%              17.89%
Growth Fund....................................       23.41%       14.73%              15.47%
Equity Index Fund..............................       30.59%       17.86%              18.00%
Investment Grade Income Fund...................        7.88%        5.97%               7.63%
Government Bond Fund...........................        5.57%        4.44%               5.36%
Money Market Fund..............................        3.94%        3.20%               4.28%



* The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth; 5/2/94 for Select International Equity.

                   WHAT IS AN INDIVIDUAL RETIREMENT ANNUITY?
Each IRA Account established under the Contract is intended to be an individual retirement annuity qualified under Section 408(b) of the Code. See "Individual Retirement Annuities." An IRA Account may be established by a Participant-Owner with a rollover distribution from a qualified retirement plan maintained by the Policyholder which is eligible for rollover treatment as described in Section 402(a)(5), 402(a)(6) or 403(a)(4) of the Code. Such Participant-Owner may also establish an additional IRA Account for his or her spouse. Separate IRA Accounts will be maintained under the Contract for rollover contributions and annual deductible and non-deductible contributions, unless a Participant-Owner requests otherwise in writing. A separate Certificate will be issued for each IRA Account maintained for the Participant-Owner.
In general, an annuity is designed to provide a retirement income in the form of monthly payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments." Under an annuity, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the payee, regardless of how long the payee lives or how long all payees as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the contract, regardless of actual costs of operations. Your contributions, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the payee for life or for such other period chosen by You. Annuity payments under the Contracts are fixed and guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed annuities, see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."
During variable accumulation, values are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in accumulated value. If the portfolio increases in value, the accumulated value increases. If the portfolio decreases in value, the accumulated value decreases.
                 RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY
You may revoke your IRA Account at any time between the date of the application for the IRA Account and the date 10 days after receipt of the Certificate. Within seven days the Company will refund the greater of (1) the entire contribution, or (2) the Accumulated Value plus any amounts deducted from the IRA Account or by the Trust for taxes, charges or fees. In order to revoke the IRA Account, You must mail or deliver the Certificate (if it has already been received), to the Home Office of the Company at 440 Lincoln Street, Worcester, Massachusetts 01653, or to any local agency of the Company. Mailing or delivery must occur on or before 10 days after receipt of the Certificate for revocation to be effective.
The liability of the Separate Account under this provision is limited to your Accumulated Value in the Separate Account on the date of cancellation. Any additional amounts refunded to the Participant-Owner will be paid by the Company.
         DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE TRUST
THE COMPANY

The Company organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As of December 31, 1997, the Company and its subsidiaries had over $16.3 billion in combined assets and over

$43.8 billion in life insurance in force. The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.


The Company is a charter member of the Insurance Marketplace Standard Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

Separate Account I ("Separate Account") is a separate investment account of the Company. The Separate Account currently consists of seven Sub-Accounts. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Separate Account and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Under Massachusetts law, as provided in the Contracts, the assets of the Separate Account cannot be charged with any liabilities arising out of any other business of the Company.


The Separate Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Separate Account meets the definition of "separate account" under federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the 1940 Act. Such registration does not involve the supervision of management or investment practices or policies of the Separate Account or the Company by the SEC. The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust ("Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment funds.


The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other affiliated insurance companies. Currently, the Trust has fourteen investment portfolios, each issuing a series of shares. Seven investment portfolios of the Trust are offered under this Prospectus.



Allmerica Financial Investment Management Services, Inc. ("Manager") serves as investment adviser of the Trust. The Manager has entered into sub-adviser agreements with other investment managers ("Sub-Advisers"), who manage the investments of the Funds. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."


The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such separate accounts.

                       INVESTMENT OBJECTIVES AND POLICIES


A summary of investment objectives of each of the Funds is set forth below. The Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THE PROSPECTUS OF THE TRUST, WHICH ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statement of Additional Information of the Trust is available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.


SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

In the event of a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Participant-Owner will be notified of the change. If a Participant-Owner has Accumulated Value in that Sub-Account, the Company will transfer it without charge on written request by the Participant-Owner to another Sub-Account of the Separate Account or to a Sub-Account of the General Account, if available. The Company must receive the written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of the Participant-Owner's right to transfer.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST


The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Financial Investment Management Services, Inc. ("Manager"), an indirect wholly-owned subsidiary of the Company, to handle the day-to-day affairs of the Trust. The Manager, subject to review by the Trustees, is responsible for the actual management of the Funds. The Manager is also obligated to perform certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager.


Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with the Manager, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

For providing its services under the Management Agreement, the Manager receives a fee, computed daily at an annual rate based on the average daily net asset value of each Underlying Fund as follows:


Select International Equity Fund                 First $100 million    1.00%
                                                 Next $150 million     0.90%
                                                 Over $250 million     0.85%

Select Aggressive Growth Fund                    First $100 million    1.00%
                                                 Next $150 million     0.90%
                                                 Over $250 million     0.85%

Growth Fund                                      First $250 million    0.60%
                                                 Next $250 million     0.40%
                                                 Over $500 million     0.35%

Equity Index Fund                                First $50 million     0.35%
                                                 Next $200 million     0.30%
                                                 Over $250 million     0.25%

Investment Grade Income Fund                     First $50 million     0.50%
                                                  Next $50 million     0.45%
                                                 Over $100 million     0.40%

Government Bond Fund                                     *             0.50%

Money Market Fund                                First $50 million     0.35%
                                                 Next $200 million     0.25%
                                                 Over $250 million     0.20%



* For the Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund. The Manager's fee computed for each Fund will be paid from the assets of such Fund.



The Manager's fee will be paid from the assets of each Fund. Pursuant to the Management Agreement with the Trust, the Manager has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees.

The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. The Manager is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.



The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts of the Separate Account or that the Sub-Accounts may purchase. If the shares of any Fund are no longer available for investment or if in the Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to an IRA Account interest in a Sub-Account without notice to You and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other contracts or certificates or permit a conversion between certificates upon request by a Participant-Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Participant-Owners on a basis to be determined by the Company.


Shares of the Funds are also issued to separate accounts of the Company and its affiliates which issue variable life policies ("mixed funding") and other variable annuities. It is conceivable that in the future such mixed funding may be disadvantageous for variable life Policy-Owners or variable annuity contract owners. Although we do not currently foresee any such disadvantage to either variable life insurance or variable annuity policy owners/participant-owners, the Company and the Boards of the funds intend to monitor events in order to identify any material conflicts and to determine what action, if any should be taken in response thereto. If the Trustees of the Trust were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.


If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Contract and Certificate thereunder to reflect the substitution or change and will notify You of all such changes. If the Company deems it to be in the best interest of Participant-Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any of its Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

The Company will vote Fund shares held by each Sub-Account in accordance with instructions received from Participant-Owners, who will be provided with proxy materials of the Fund together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company will also vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which You may cast will be determined by the Company as of the record date established by the Fund. The number of Fund shares attributable to You will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited under the Contract by the net asset value of one Fund share.

                             CHARGES AND DEDUCTIONS


Deductions under the Contracts and charges against the assets of the Sub-Accounts of the Separate Account are described below. Other deductions and expenses paid out of the assets of the Funds are described in the Prospectus and Statement of Additional Information of the Trust.


SURRENDER AND REDEMPTION CHARGE

No charge for sales expenses is deducted from contributions at the time the contributions are made. However, a withdrawal charge of 4% will be made on any amount withdrawn from a Sub-Account of the General Account on other than its maturity date, and upon election of an annuity for a specified number of years, subject to certain exceptions described below. No sales charge is deducted upon withdrawals from any Sub-Accounts of the Separate Account.


LIFE EXPECTANCY DISTRIBUTIONS. You may elect to make a series of systematic withdrawals from your IRA Account according to a life expectancy distribution ("LED"), by returning a properly signed LED request form to the Company's Home Office. The LED permits You to make systematic withdrawals from the IRA Account over your lifetime. The amount withdrawn from the IRA Account changes each year because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of 6.5 years.



If You elect the LED, in each calendar year a fraction of the Accumulated Value is withdrawn from the IRA Account based on your then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is your remaining life expectancy, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value of the IRA Account at the beginning of the year to determine the amount to be distributed during the year. You may elect monthly, bimonthly, quarterly, semiannual or annual distributions and may terminate the LED at any time. You may also elect to receive distributions under a LED which is determined on the joint life expectancy of You and a beneficiary. The Company may also offer other systematic withdrawals.


The Company will impose no withdrawal charge respecting any amount received in a calendar year as part of a series of LED distributions that:

- does not exceed the minimum amount required to be distributed to satisfy the requirements of Section 401(a)(9) of the Code;

- is withdrawn from a Sub-Account of the Separate Account;

- is withdrawn from a Sub-Account of the General Account on its maturity date;
  or

- is withdrawn from one or more Sub-Accounts of the General Account, but does not exceed 20% of the portion of the Accumulated Value allocated to the General Account on the preceding December 31.

If You make withdrawals under the LED distribution prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the IRA Account. The payments would then be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "Taxation of the Contracts in General."


SURRENDERS. In a complete surrender, the amount You receive is equal to the entire Accumulated Value of Your IRA Account, net of any applicable withdrawal charge, IRA Account Fee and tax withholding. For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining in the IRA Account for partial redemptions, see "Surrender" and "Partial Redemption" under "THE VARIABLE ANNUITY CONTRACTS" and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY PAYMENTS BEGIN. If a period certain option is chosen (Option V), a withdrawal charge will be deducted from the Accumulated Value of the IRA Account. Such charge is the same as that which would apply had the IRA Account been surrendered on the Annuity Date.

No withdrawal charge is imposed at the time of annuitization in any Certificate year under an option involving a life contingency (Options I, II, III, IV-A or IV-B).

SALES EXPENSE. Currently, no commissions on the Contracts or Certificates thereunder are paid by the Company. Sales expenses do not result in any additional charge to You or to the Separate Account. The Company intends to recoup sales expenses through a combination of anticipated withdrawal charges, described above, and profits from the General Account. Any withdrawal charges assessed under a Contract will be retained by the Company except for amounts it may pay to Allmerica Investments for services it performs and expenses it may incur as principal underwriter and general distributor.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, where applicable. In accordance with the laws of the state involved, the premium tax charge usually is deducted in one of two ways:

(1) the premium tax charge is deducted at the time the contribution is received (and the contributions allocated to the General Account or Sub-Accounts of the Separate Account will be net of such charge); or

(2) the premium tax charge is deducted at the time annuity payments begin.

Where permitted by state law, it is the Company's policy to follow the practice in (2) above. However, if no amount for premium tax was deducted at the time the contribution was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Accumulation Value of the IRA Account at the time such determination is made.

IRA ACCOUNT FEE

Prior to the Annuity Date, an IRA Account Fee is deducted annually on the last Valuation Date of the month of the anniversary of the establishment of the IRA Account ("Anniversary Deduction") and upon full surrender of the IRA Account. The IRA Account Fee is $25. For IRA Accounts established after April 30, 1993, the IRA Account Fee will be waived in the following circumstances: if the contribution establishing the IRA Account was at least $15,000, the IRA Account Fee will be waived on the first Anniversary Deduction; if the Accumulated Value of the IRA Account was at least $15,000 as of December 31 of the calendar year previous to any subsequent Anniversary Deduction, the IRA Account Fee will be waived on such subsequent Anniversary Deduction.

Where Accumulation Value has been allocated to more than one Sub-Account of the General Account and/or Sub-Account of the Separate Account, a percentage of the total IRA Account Fee will be deducted from the Accumulation Value in each Sub-Account. The portion of the charge deducted from each Sub-Account will be equal to the percentage which the Accumulation Value in that Sub-Account represents of the total Accumulated Value of the IRA Account. The deduction of the IRA Account Fee will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from any Sub-Account of the Separate Account. No deduction from a Sub-Account of the General Account will be permitted to reduce credited interest to a rate lower than the minimum guaranteed interest rates stated in Appendix A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS

The following annual charges are deducted against the assets of the Separate
Account:


MORTALITY AND EXPENSE RISK CHARGE. The Company makes a daily charge equal to an annual rate of 0.90% of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contracts. The charge is imposed only during the accumulation period. The mortality risk arises from the Company's guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Certificate is issued for the life of the payee (or in accordance with the annuity option selected), no matter how long the payee lives and no matter how long all payees as a class live. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contracts and in this Prospectus.


If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .25% for mortality risk and .65% for expense risk.


ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account of the Separate Account with a daily charge equal to an annual rate of 0.25% of the average daily net assets of the Sub-Account. The charge is imposed only during the accumulation period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account of the Separate Account, without profits. However, there is no direct relationship between the amount of administrative expenses imposed under a given Certificate and the amount of expenses actually attributable to that Certificate.


Deductions for the IRA Account Fee (described under "IRA Account Fee") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the IRA Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES


Because the Sub-Accounts of the Separate Account purchase shares of the Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The Prospectus and Statement of Additional Information of the Trust contain additional information concerning expenses of the Funds.


                          DESCRIPTION OF THE CONTRACT

The Contract is designed for use in connection with individual retirement annuities. You and your beneficiaries are cautioned that the rights of any person to any benefits under the Contract may be subject to the terms and conditions of Section 408 of the Code, regardless of the terms and conditions of the Contract. Distributions under the Contract must be made or commenced not later than the April 1 following the taxable year in which You attain age 70 1/2 and must be made in accordance with Section 401(a)(9) of the Code.

The Contracts and Certificates thereunder offered by the Prospectus may be purchased from representatives of Allmerica Investments, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, is indirectly wholly-owned by the Company. You may direct any inquiries to the Company's Home Office, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653.

Written requests required under the Contract must be in a form satisfactory to the Company and filed at its Home Office. However, with the consent of the Company, You may make IRA Account investment transfers, contribution allocation instructions and other specified transactions by telephone request, if a properly completed authorization form is on file at the Company's Home Office.

CONTRIBUTIONS

Contributions are payable to the Company at its Home Office and must be made by cash or check. For each contribution, You must indicate in writing:

- the type of contribution being made;

- the taxable year for which the contribution is intended (if applicable); and

- investment allocation instructions.

The initial contribution will be credited to an IRA Account as of the date that the Company has at its Home Office both (1) a properly completed application for the IRA Account, and (2) the initial contribution. If an application is incomplete, or does not specify how payments are to be allocated among the Sub-Accounts, the initial contribution will be returned within five business days. For additional contributions made after an IRA Account has been established, Accumulation Units will be credited at the unit value computed as of the Valuation Date that the additional contribution is received at the Company's Home Office.

Under the Contracts, additional contributions are not limited as to frequency and number, except that deductible and nondeductible contributions and contributions to a spousal IRA Account must be received by the Company by April 15 of the year following the calendar year to which the contributions are attributable.

The minimum initial contribution from a rollover distribution is the lesser of
(1) $3,500, or (2) such smaller amount as meets the Company's then current rules. The maximum initial contribution is the amount equal to the taxable portion of your rollover distribution.

After an IRA Account has been established, You may make additional contributions, subject to the following requirements: The minimum additional contribution is the lesser of (1) $1,000, or (2) such smaller amount as meets the Company's then current rules. For any taxable year, the maximum for total additional deductible and nondeductible contributions is the lesser of (1) $2,000, or (2) 100% of your compensation for the taxable year as defined in
Section 219(f) of the Code. This maximum does not apply to additional rollover contributions or spousal IRA contributions discussed below.

You may make an additional rollover contribution as defined in Section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code.
Additional rollover contributions are subject to the minimum additional contribution discussed above, but not to any maximum for total additional contributions.

You may also establish and maintain a spousal IRA Account in accordance with Sections 219(c) and 408(b) of the Code. The maximum total contributions to both IRA Accounts in any taxable year is $2,250, of which amount no more than $2,000 may be contributed to any one IRA Account.

Generally, contributions will be allocated among the Sub-Accounts according to your instructions. However, until the Valuation Date that is 15 days from the date the IRA Account was established, all Separate Account allocations will be held in the Sub-Account that invests in the Money Market Fund. Thereafter, all amounts will be allocated according to your instructions.

If no contributions have been credited to the IRA Account for three consecutive Certificate years and, at any time thereafter, the IRA Account's Accumulated Value is less than $1,000, the Company reserves the right to terminate the IRA Account for its Accumulated Value.

TRANSFER PRIVILEGE

Prior to the Annuity Date, You may have amounts transferred among the Sub-Accounts, subject to the restrictions stated below. Requests for transfers must be in writing. Transfers will be made on the Valuation Date coincident with, or next following, the date the written request is received by the Company.


Currently, the Company makes no charge for transfers. During each calendar year, You may make up to four transfers among Sub-Accounts of the Separate Account or General Account, where available. In addition, You may transfer from a Sub-Account of the General Account on the Sub-Account maturity date.


The maximum dollar amount that may be transferred during a calendar year from Sub-Accounts of the General Account prior to their maturity date is 20% of the value on the preceding December 31 of the portion of the Accumulated Value of the IRA Account that was allocated to the General Account. Transfers from such Sub-Accounts will be made on a LIFO (last-in-first-out) basis, so that transfers will be first made from the most recently established Sub-Account.

Automatic transfers may also be made from policy value allocated to the Company's General Account (a) to one or more of the Sub-Accounts or (b) in order to reallocate Policy value among Sub-accounts. Automatic transfers from the General Account may be made on a monthly, bimonthly, or quarterly basis, provided that:

- the amount of each monthly transfer cannot exceed 10% of policy value in the General Account as of the date of the first transfer;

- each bimonthly transfer cannot exceed 20% of policy value in the General Account as of the date of the first transfer;

- each quarterly transfer cannot exceed 25% of policy value in the General Account as of the date of the first transfer.


All transfers from Sub-Accounts must involve a minimum of $500, or the entire amount in the Sub-Account, if less. If any transfer would reduce the value of the Sub-Account from which the transfer is to be made to less than $1,000, the Company reserves the right to include such remaining value in the amount transferred.


SURRENDER PRIVILEGE

At any time prior to the Annuity Date, You may request surrender of the IRA Account and receive its Surrender Value. You must return a signed, written request for surrender and the Certificate to the Company's Home Office. The Surrender Value will be based on the Accumulated Value of the IRA Account as of the Valuation Date coincident with or next following the date the Company receives the written request and Certificate at its Home Office.

A withdrawal charge may be deducted when an IRA Account is surrendered if all or a portion of the Accumulated Value is allocated to Sub-Accounts of the General Account. See "CHARGES AND DEDUCTIONS." The IRA Account Fee will be deducted upon surrender of the IRA Account.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account of the Separate Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of the assets of the Separate Account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and partial redemptions of amounts allocated to a Sub-Account of the General Account for a period not to exceed six months.

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

REDEMPTION PRIVILEGE

At any time prior to the Annuity Date, You may redeem a portion of the Accumulated Value of your IRA Account, subject to the limits stated below. You must file a signed, written request for redemption at the Company's Home Office. The written request must indicate the dollar amount You wish to receive and, if applicable, the Sub-Account(s) of the Separate Account from which such amount is to be redeemed. Withdrawals from a Sub-Account of the General Account will be made on a LIFO (last-in-first-out) basis, so that withdrawals will be made first from the most recently established Sub-Account of the General Account. The amount redeemed equals the amount You requested plus any applicable withdrawal charge, as described under "CHARGES AND DEDUCTIONS."

Where allocations have been made to more than one Sub-Account, a percentage of the partial redemption may be allocated to each Sub-Account. A partial redemption from a Sub-Account of the Separate Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date coincident with or next following the date the Company receives the written request at its Home Office.

Each partial redemption must be in a minimum amount of $500. No partial redemption will be permitted if the Accumulated Value remaining in the IRA Account would be reduced to less than $1,000. Partial redemptions will be paid in accordance with the time limitations described under "Surrender." For important tax consequences which may result from partial redemptions, see "FEDERAL TAX CONSIDERATIONS."

DEATH BENEFIT

If your death occurs prior to the Annuity Date, a death benefit will be paid to the beneficiary. The death benefit is equal to the Accumulated Value of the IRA Account as of the Valuation Date coincident with or next following the date of receipt of due proof of death at the Company's Home Office.

The death benefit generally will be paid to the beneficiary in one sum. However, You may direct that all or part of the death benefit be paid under one or more of the annuity options provided in the Contract. See "Description of Annuity Options." The beneficiary may also request in writing to be paid in accordance with an annuity option under the Contract.

If your death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity payments, any unpaid amounts or installments will be paid to the beneficiary. If there is more than one beneficiary, the death benefit will be paid in one sum. This sum will be the commuted value of any unpaid payments certain, commuted on the basis of the interest rate used in the determination of the annuity benefit as of the Valuation Date coincident with or next following the date of receipt by the Company at its Home Office of due proof of death.

If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven days of the date on which due proof of death is received at the Company's Home Office. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

THE SPOUSE OF THE PARTICIPANT-OWNER AS BENEFICIARY

If You die prior to the Annuity Date leaving your spouse as beneficiary, at the written request of the spousal beneficiary and with the consent of the Company, the death benefit will not be paid and the spousal beneficiary will become the Participant-Owner of the IRA Account. However, all or a portion of the death benefit may be withdrawn without charge within one year of the date on which notice of death is received at the Company's Home Office. All rights and benefits provided under the Contract will continue, except that any subsequent spouse of such new Participant-Owner will not be entitled to continue the IRA Account upon such new Participant-Owner's death.

OWNERSHIP AND NON-ALIENATION OF IRA ACCOUNTS

You are the owner of your IRA Account. IRA Accounts may not be transferred by You. No part of your interest in an IRA Account can be forfeited. You may not make any loans under an IRA Account. An IRA Account cannot be pledged, assigned or otherwise used to secure a loan.

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, You have the right to select the annuity option under which annuity payments are to be made. Annuity payments are determined according to the annuity tables in the Contract and by the annuity option selected. All annuity options are funded through the General Account. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT." Accumulated Value will be transferred to the General Account of the Company, and the annuity payments will be fixed in amount.

The annuity option selected must produce an initial payment of at least $50. If the annuity option(s) selected does not produce initial payments which meet this minimum, the Company will pay the Surrender Value or death benefit, as the case may be, in one sum. Once the Company begins making annuity payments, You cannot make partial redemptions or surrender the annuity benefit. Only beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

You select the Annuity Date. The Annuity Date may be the first day of any month on or after the Participant-Owner's 50th birthday but before the Participant-Owner's 85th birthday. You may elect to change the Annuity Date by sending a written request to the Company's Home Office at least one month before the new Annuity Date. The Code imposes limitations on the age at which distributions may commence. See "FEDERAL TAX CONSIDERATIONS" for further information.

If You do not elect otherwise, annuity payments will be made in accordance with Option I, a life annuity with 120 monthly payments guaranteed. Changes in an annuity option choice can be made up to one month prior to the Annuity Date.

DESCRIPTION OF ANNUITY OPTIONS

The Company currently provides the annuity options described below. Other annuity options may be offered by the Company.

OPTION I -- LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED

   Option I is an annuity payable monthly during the lifetime of the payee with the guarantee that if the payee should die before 120 monthly payments have been paid, the monthly annuity payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II -- LIFE ANNUITY

   Option II is an annuity payable monthly only during the lifetime of the payee. It would be possible under this option for the payee to receive only one annuity payment if the payee dies prior to the due date of the second annuity payment, two annuity payments if the payee dies before the due date of the third annuity payment, and so on. However, payments will continue during the lifetime of the payee, no matter how long the payee lives.

OPTION III -- UNIT REFUND LIFE ANNUITY

   Option III is an annuity payable monthly during the lifetime of the payee with the guarantee that if (1) exceeds (2) then monthly annuity payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

   Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

         (2) is the number of monthly payments paid prior to the death of the payee.

OPTION IV-A -- JOINT AND SURVIVOR LIFE ANNUITY

   Option IV-A is a monthly annuity payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same amount paid during the joint lifetime of the two payees. One of the payees must be either You or the beneficiary. There is no minimum number of payments under this option.

OPTION IV-B -- JOINT AND TWO-THIRDS SURVIVOR LIFE ANNUITY

   Option IV-B is a monthly annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. However, the amount of each monthly payment to the survivor is based upon two-thirds of the amount which applied during the joint lifetime of the two payees. One of the payees must be You or the beneficiary. There is no minimum number of payments under this option.

OPTION V -- PERIOD CERTAIN ANNUITY

   Option V is a monthly annuity payable for a stipulated number of from one to thirty years. The annuity value applied under this option will be the Surrender Value. If the payee dies before the completion of the period stipulated under Option V, payments will continue to be paid to the beneficiary.

   Option V does not involve a life contingency. In the computation of the payments under this option (see "Determination of Annuity Payments"), the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting Option V.

IRA ACCOUNT VALUES AND ANNUITY PAYMENTS

IRA Account values and annuity payments are computed as follows:

THE ACCUMULATION UNIT. Each net contribution is allocated to the Sub-Account(s) selected by You. Allocations to the Sub-Accounts of the Separate Account are credited to the IRA Account in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account of the Separate Account. The number of Accumulation Units of each Sub-Account credited to the IRA Account is equal to the portion of the net contribution allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date such contribution is allocated. The number of Accumulation Units resulting from each contribution will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from

Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Funds. The value of an Accumulation Unit was set at $100.0000 on the first Valuation Date for each Sub-Account of the Separate Account.

Allocations to Sub-Accounts of the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

The Accumulated Value of the IRA Account is determined by

- MULTIPLYING the number of Accumulation Units in each Sub-Account of the Separate Account by the dollar value of an Accumulation Unit of that Sub-Account on the Valuation Date,

- ADDING the products, and

- ADDING the amount of the accumulations in the Sub-Accounts of the General Account, if any.

ADJUSTED GROSS INVESTMENT RATE. At each Valuation Date an adjusted gross investment rate for each Sub-Account of the Separate Account for the Valuation Period then ended is determined from the investment performance of that Sub-Account. Such rate is (1) the investment income of that Sub-Account for the Valuation Period, plus capital gains and minus capital losses of that Sub-Account for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Sub-Account's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.


NET INVESTMENT RATE AND NET INVESTMENT FACTOR. The net investment rate for variable accumulations for a Sub-Account of the Separate Account for any Valuation Period is equal to the adjusted gross investment rate of the Sub-Account for such Valuation Period, decreased by the equivalent for such period of a charge equal to 1.15% per annum. This charge cannot be increased.


The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. The net investment factor is 1.000000 plus the applicable net investment rate.

For an illustration of Accumulation Unit calculation using a hypothetical example, see "ANNUITY PAYMENTS" in the Statement of Additional Information.

DETERMINATION OF ANNUITY PAYMENTS. The amount of the first monthly annuity payment is based on the annuity value applied and the annuity option selected. The annuity value applied under an annuity option is the amount described below, minus any applicable premium tax charge: (1) if Option V is chosen -- the Surrender Value; (2) if any other annuity option offered by the Company is chosen -- the Accumulated Value; and (3) if a death benefit annuity is payable at any time -- the amount of the death benefit.

Annuity values will be based on a Valuation Date applied uniformly not more than four weeks preceding the Annuity Date. Currently, the Valuation Date for annuity values is the 15th date of the month preceding the Annuity Date, and annuity payments are made on the first of the month based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first monthly payment under each form of annuity for each $1,000 of applied annuity value. Guaranteed life annuity rates in the Contract are based on a modification of the 1983 Group Annuity Mortality Table on unisex rates.

The amount of the first monthly payment depends upon the form of annuity selected, the age of the payee and the value of the amount applied under the annuity option. The dollar amount of each monthly annuity payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

The Company may from time to time offer fixed annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Participant-Owners of the same class.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of an IRA Account, on redemptions or surrenders, on annuity payments, and on the economic benefit to You or the beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS AND INDIVIDUAL RETIREMENT ANNUITIES IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER SHOULD ALWAYS BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contracts, the Separate Account or its Sub-Accounts may have upon the Company's tax. The Separate Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Separate Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Participant-Owners and with respect to each Separate Account as though that Separate Account were a separate taxable entity.

The Separate Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Code. The Company files a consolidated tax return with certain of its subsidiaries.

TAXATION OF THE CONTRACTS IN GENERAL

The Company believes that the Contracts and IRA Accounts described in this Prospectus will be considered annuities under Section 72 of the Code. This section provides for the taxation of annuities. The following discussion concerns annuities subject to Section 72.

With certain exceptions, any increase in the Accumulated Value of the IRA Account is not taxable to You until it is withdrawn. If the IRA Account is surrendered or amounts are withdrawn prior to the Annuity Date, to the extent of the amount withdrawn, any investment gain in value over the cost basis of the IRA Account would be taxed as ordinary income.

A 10% penalty tax may be imposed on the withdrawal of any amounts includable in gross income if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed after age 59 1/2, or if the withdrawal follows your death, or in the case of your "total disability" (as defined in the Code). Furthermore, under
Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when You elect to have distributions made over your life expectancy, or over the joint life expectancy of You and the beneficiary.

In a private letter ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Policy's LED), and could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the

Code. The distributions were therefore subject to the 10% federal tax penalty. This private letter ruling may be applicable to a Participant-Owner who receives distributions under the LED prior to age 59 1/2. Subsequent private letter rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.


When annuity payments are commenced under the Contract and You have a cost basis, generally a portion of each payment may be excluded from gross income. The excludable portion is generally determined by a formula that establishes the ratio that the cost basis of the IRA Account bears to the expected return under the IRA Account. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the IRA Account is recovered, the entire payment is taxable. If the last payee dies before cost basis is recovered, a deduction for the difference is allowed on the payee's final tax return.

TAX WITHHOLDING AND PENALTIES

The Code requires withholding with respect to payments or distributions from annuities, unless a taxpayer elects not to have withholding. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

In certain situations, the Code provides for a tax penalty if, prior to death, disability or attainment of age 59 1/2, You make a withdrawal or receive any amount under the Policy, unless the distribution is in the form of a life annuity (including life expectancy distributions). The penalty is 10% of the amount includible in income by You.


INDIVIDUAL RETIREMENT ACCOUNTS IN GENERAL



Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). The assets of an IRA may be invested in, among other things, this Contract. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of this Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus.


                                    REPORTS

You will be sent a report semi-annually which states certain financial information about the Funds. The Company will also furnish an annual report to You containing a statement of your account, including unit values and other information required by applicable law, rules and regulations.

                  CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, to:

- transfer assets from the Separate Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class;

- to operate the Separate Account or any of its Sub-Accounts as a management investment company under the 1940 Act or in any other form permitted by law,

- to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act; or


- to substitute the shares of any other registered investment company for the Fund shares held by a Sub-Account of the Separate Account, in the event that Fund shares are unavailable for investment, or if the

  Company determines that further investment in such Fund shares is inappropriate in view of the purpose of the Sub-Account. In no event will the changes described above be made without notice to You in accordance with the 1940 Act. The Company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account or any of its Sub-Accounts.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Separate Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Sub-Accounts of the General Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC. ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT ARE NOT PERMITTED IN CERTAIN STATES.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations.

A portion or all of net contributions may be allocated to a Sub-Account within the General Account to accumulate at a fixed rate of interest. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contracts, the minimum interest which may be credited on amounts allocated to a Sub-Account of the General Account is 4.5% compounded annually for the first five Certificate years, 4% compounded annually for the next five Certificate years, and 3.5% compounded annually thereafter. Additional "excess interest" may or may not be credited at the sole discretion of the Company. Currently, Sub-Accounts of the General Account will mature at three-year intervals. In no case will excess interest be guaranteed for periods of less than one year.

Additional contributions allocated all or in part to a Sub-Account of the General Account must be received by the Company no later than 1:00 p.m. Eastern time to be applied to the Sub-Account of the General Account on the date of receipt. Additional contributions received after 1:00 p.m. will be credited to the Sub-Account of the General Account on the next business day.

At least 30 days prior to the maturity date of a Sub-Account of the General Account, the Company will notify the Participant-Owner of the new interest rate and maturity date that will apply to the new Sub-Account on the maturity date. Unless the Participant-Owner directs otherwise, the Accumulated Value of the IRA Account allocated to the matured Sub-Account will be allocated to the new Sub-Account.

If an IRA Account with Accumulated Value allocated to one or more Sub-Accounts of the General Account is surrendered, or if a partial redemption is made from a Sub-Account of the General Account, a withdrawal charge of 4% will be made on any amounts withdrawn from such Sub-Accounts. The withdrawal charge will not apply to amounts withdrawn on a maturity date or under an LED distribution as provided in the Contract, see "LED Distributions."

If a period certain option is chosen (Option V), a withdrawal charge will be deducted from the Accumulated Value of the IRA Account. Such charge is the same as that which would apply had the IRA Account been surrendered on the Annuity Date.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

                 GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                               SEPARATE ACCOUNT I





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT DATED MAY 1, 1998 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ALLMERICA FINANCIAL, STATION C-36, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7865.




                                DATED MAY 1, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . . .2

TAXATION OF THE CONTRACT, THE SEPARATE ACCOUNT AND THE
COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

ANNUITY PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .6

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7



                         GENERAL INFORMATION AND HISTORY


Separate Account I (the "Separate Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") established by vote of the Board of Directors on August 20, 1991. The Company organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1997, the Company and its subsidiaries had over $16.3 billion in combined assets and over $43.8 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000.


The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Separate Account currently consists of seven Sub-Accounts. Each Sub-Account invests in a corresponding investment portfolio of Allmerica Investment Trust (the "Trust"). The Trust is managed by Allmerica Investment Management Company, Inc. (the "Manager").

The Trust is an open-end, diversified management investment company. Seven different investment portfolios of the Trust are available under the Contracts: the Select International Equity Fund, Select Aggressive Growth Fund, Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund ("Funds"). Each Fund has its own investment objectives, sub-adviser and certain attendant risks.

                       TAXATION OF THE CONTRACTS, SEPARATE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contracts or the Separate Account.

The Separate Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contracts or the Separate Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Participant-Owners. The Separate Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES.  The Company serves as custodian of the assets of the
Separate Account.   Fund shares owned by the Sub-Accounts are held on an open
account basis. A Sub-Account's ownership of Fund shares is reflected on the records of the Fund and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account I of the Company as of December 31, 1997 and the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.


                                  UNDERWRITERS


Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contracts pursuant to a contract with Allmerica Investments, the Company and the Separate Account. Allmerica Investments distributes the Contracts on a best efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 was organized in 1969 as a wholly-owned subsidiary of the Company and presently is indirectly wholly-owned by the Company.


All persons selling the Contracts and Certificates thereunder are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. Commissions are not paid by the Company on sales of the Contracts and Certificates.

Commissions are paid by the Company and do not result in any charge to Participant-Owners or to the Separate Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.



                                ANNUITY PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "IRA ACCOUNT VALUES AND ANNUITY PAYMENTS" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:



(1) Accumulation Unit Value - Previous Valuation Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1.135000

(2) Value of Assets - Beginning of Valuation Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $5,000,000

(3) Excess of Investment Income and Net Gains Over Capital Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . $1,675

(4) Adjusted Gross Investment Rate for the Valuation Period (3) divided by (2) . . . . . . . . . . . . . . . . . . . 0.000335

(5) Annual Charge (one day equivalent of 1.15% per annum). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.000032

(6) Net Investment Rate (4)-(5). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.000303

(7) Net Investment Factor 1.000000 + (6) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.000303

(8) Accumulation Unit Value - Current Period (1)x(7) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1.135344


Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134583.

The method for determining the amount of annuity payments is described in detail under "K. IRA ACCOUNT VALUES AND ANNUITY PAYMENTS" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity payment may be illustrated by the following hypothetical example: Assume a Participant-Owner has 40,000 Accumulation Units in a Separate Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulation Value of the Policy is $44,800 (40,000 x $1.120000). Assume also that the Participant-Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender or redemption charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of 1.000096. This is then multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.


                             PERFORMANCE INFORMATION

The following describes how performance information will be calculated with respect to the Sub-Accounts.

TOTAL RETURN.

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Accounts asset charge and the deduction of the $25 IRA Account Fee.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

                   (n)
           P(1 + T)    = ERV

Where:     P   =  a hypothetical initial payment to the Separate Account of
                  $1,000

           T   =  average annual total return

           n   =  number of years

         ERV   =  the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.15% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the IRA Account at the end of the period.

SUPPLEMENTAL TOTAL RETURN INFORMATION.

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charge. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

                    (n)
           P(1 + T)     = EV

Where:     P   =  a hypothetical initial payment to the Separate Account of
                  $1,000

           T   =  average annual total return

           n   =  number of years

          EV   =  the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.15% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT withdrawn at the end of the specified period.

The calculations of Supplemental Total Return include the deduction of the $25 annual Contract fee.

YIELD AND EFFECTIVE YIELD - THE MONEY MARKET SUB-ACCOUNT.


Set forth below is the yield and effective yield for the Money Market Sub-Account for the seven-day period ended December 31, 1997:

     Yield               5.27%
     Effective Yield     5.40%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.15% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:


                                                        (365/7)
            Effective Yield = [(base period return + 1)        ] - 1

The calculations of yield and effective yield reflect the $25 Annual Contract
Fee.


                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account I.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1997

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts
February 3, 1998

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1997        1996        1995
 -----------------------------------------------  ---------   ---------   ---------
 REVENUES
     Premiums...................................  $2,311.0    $2,236.3    $2,222.8
     Universal life and investment product
      policy fees...............................     237.3       197.2       172.4
     Net investment income......................     641.8       670.8       710.5
     Net realized investment gains..............      76.5        66.8        19.1
     Realized gain from sale of mutual fund
      processing business.......................      --          --          20.7
     Other income...............................     117.6       108.4       109.3
                                                  ---------   ---------   ---------
         Total revenues.........................   3,384.2     3,279.5     3,254.8
                                                  ---------   ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
      adjustment expenses.......................   2,004.6     1,957.0     2,010.3
     Policy acquisition expenses................     425.1       470.1       470.9
     Loss from cession of disability income
      business..................................      53.9        --          --
     Other operating expenses...................     523.7       503.2       468.7
                                                  ---------   ---------   ---------
         Total benefits, losses and expenses....   3,007.3     2,930.3     2,949.9
                                                  ---------   ---------   ---------
     Income before federal income taxes.........     376.9       349.2       304.9
                                                  ---------   ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      83.3        96.8       119.7
     Deferred...................................      14.2       (15.7)      (37.0)
                                                  ---------   ---------   ---------
         Total federal income tax expense.......      97.5        81.1        82.7
                                                  ---------   ---------   ---------
 Income before minority interest................     279.4       268.1       222.2
 Minority interest..............................     (79.4)      (74.6)      (73.1)
                                                  ---------   ---------   ---------
 Income before extraordinary item...............     200.0       193.5       149.1
 Extraordinary item -- demutualization
  expenses......................................      --          --         (12.1)
                                                  ---------   ---------   ---------
 Net income.....................................  $  200.0    $  193.5    $  137.0
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31
 (IN MILLIONS)                                                1997         1996
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
      $6,992.8 and $7,279.1).............................  $ 7,253.5    $ 7,461.5
     Equity securities at fair value (cost of $341.1 and
      $327.9)............................................      479.0        473.1
     Mortgage loans......................................      567.5        650.1
     Real estate.........................................       50.3        120.7
     Policy loans........................................      141.9        132.4
     Other long term investments.........................      148.3        128.8
                                                           ----------   ----------
         Total investments...............................    8,640.5      8,966.6
                                                           ----------   ----------
   Cash and cash equivalents.............................      213.9        175.9
   Accrued investment income.............................      141.8        148.6
   Deferred policy acquisition costs.....................      965.5        822.7
                                                           ----------   ----------
   Reinsurance receivables:
     Future policy benefits..............................      307.1        102.8
     Outstanding claims, losses and loss adjustment
      expenses...........................................      626.7        663.8
     Unearned premiums...................................       32.9         46.2
     Other...............................................       73.5         62.8
                                                           ----------   ----------
         Total reinsurance receivables...................    1,040.2        875.6
                                                           ----------   ----------
   Deferred federal income taxes.........................       --           66.9
   Premiums, accounts and notes receivable...............      554.4        533.0
   Other assets..........................................      373.0        304.4
   Closed block assets...................................      806.7        810.8
   Separate account assets...............................    9,755.4      6,233.0
                                                           ----------   ----------
         Total assets....................................  $22,491.4    $18,937.5
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,598.5    $ 2,613.7
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,825.0      2,944.1
     Unearned premiums...................................      846.8        822.5
     Contractholder deposit funds and other policy
      liabilities........................................    1,852.7      2,060.4
                                                           ----------   ----------
         Total policy liabilities and accruals...........    8,123.0      8,440.7
                                                           ----------   ----------
   Expenses and taxes payable............................      662.6        617.5
   Reinsurance premiums payable..........................       37.7         31.4
   Short term debt.......................................       33.0         38.4
   Deferred federal income taxes.........................       12.9         --
   Long term debt........................................        2.6          2.7
   Closed block liabilities..............................      885.6        899.4
   Separate account liabilities..........................    9,749.7      6,227.2
                                                           ----------   ----------
         Total liabilities...............................   19,507.1     16,257.3
                                                           ----------   ----------
   Minority interest.....................................      748.9        784.0
   Commitments and contingencies (Notes 13 and 18)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
     authorized, 500,000 shares issued and outstanding...        5.0          5.0
   Additional paid in capital............................      453.7        392.4
   Unrealized appreciation on investments, net...........      209.3        131.4
   Retained earnings.....................................    1,567.4      1,367.4
                                                           ----------   ----------
         Total shareholder's equity......................    2,235.4      1,896.2
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $22,491.4    $18,937.5
                                                           ----------   ----------
                                                           ----------   ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1997        1996        1995
 -----------------------------------------------  ---------   ---------   ---------
 COMMON STOCK
     Balance at beginning of period.............  $    5.0    $    5.0    $   --
     Demutualization transaction................      --          --           5.0
                                                  ---------   ---------   ---------
     Balance at end of period...................       5.0         5.0         5.0
                                                  ---------   ---------   ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of period.............     392.4       392.4        --
     Contributed from parent....................      61.3        --         392.4
                                                  ---------   ---------   ---------
     Balance at end of period...................     453.7       392.4       392.4
                                                  ---------   ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of period.............   1,367.4     1,173.9     1,071.4
     Net income prior to demutualization........      --          --          93.2
                                                  ---------   ---------   ---------
                                                   1,367.4     1,173.9     1,164.6
     Demutualization transaction................      --          --         (34.5)
     Net income subsequent to demutualization...     200.0       193.5        43.8
                                                  ---------   ---------   ---------
     Balance at end of period...................   1,567.4     1,367.4     1,173.9
                                                  ---------   ---------   ---------
 NET UNREALIZED APPRECIATION ON INVESTMENTS
     Balance at beginning of period.............     131.4       153.0       (79.0)
     Effect of transfer of securities from
      held-to-maturity to available-for-sale:
         Net appreciation on available-for-sale
         debt securities........................      --          --          22.4
     Provision for deferred federal income taxes
      and minority interest.....................      --          --          (9.6)
                                                  ---------   ---------   ---------
                                                      --          --          12.8
                                                  ---------   ---------   ---------
     Net appreciation (depreciation) on
      available for sale securities.............     170.9       (35.1)      466.0
     (Benefit) provision for deferred federal
      income taxes..............................     (59.8)       11.8      (163.1)
     Minority interest..........................     (33.2)        1.7       (83.7)
                                                  ---------   ---------   ---------
                                                     209.3       (21.6)      219.2
                                                  ---------   ---------   ---------
     Balance at end of period...................     209.3       131.4       153.0
                                                  ---------   ---------   ---------
         Total shareholder's equity.............  $2,235.4    $1,896.2    $1,724.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                    1997         1996         1995
 --------------------------------------------  ----------   ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   200.0    $   193.5    $   137.0
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................       79.4         74.6         73.1
         Net realized gains..................      (77.8)       (66.8)       (39.8)
         Net amortization and depreciation...       31.6         44.7         57.7
         Deferred federal income taxes.......       14.2        (15.7)       (37.0)
         Change in deferred acquisition
         costs...............................     (189.7)       (73.9)       (38.4)
         Change in premiums and notes
         receivable, net of reinsurance......      (15.1)       (16.8)       (42.0)
         Change in accrued investment
         income..............................        7.1         16.7          7.0
         Change in policy liabilities and
         accruals, net.......................     (134.9)      (184.3)       116.2
         Change in reinsurance receivable....       27.2        123.8        (75.6)
         Change in expenses and taxes
         payable.............................       49.4         26.0          7.5
         Separate account activity, net......      --             5.2         (0.1)
         Loss from cession of disability
         income business.....................       53.9         --           --
         Payment related to cession of
         disability income business..........     (207.0)        --           --
         Other, net..........................       20.4         38.5        (33.8)
                                               ----------   ----------   ----------
             Net cash (used in) provided by
                operating activities.........     (141.3)       165.5        131.8
                                               ----------   ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................    2,947.9      3,985.8      2,738.4
     Proceeds from disposals of
      held-to-maturity fixed maturities......       --           --          271.3
     Proceeds from disposals of equity
      securities.............................      162.7        228.7        120.0
     Proceeds from disposals of other
      investments............................      116.3         99.3         40.5
     Proceeds from mortgages matured or
      collected..............................      204.7        176.9        230.3
     Purchase of available-for-sale fixed
      maturities.............................   (2,596.0)    (3,771.1)    (3,273.3)
     Purchase of equity securities...........      (67.0)       (90.9)      (254.0)
     Purchase of other investments...........     (175.0)      (168.0)       (24.8)
     Proceeds from sale of mutual fund
      processing business....................       --           --           32.9
     Capital expenditures....................      (15.3)       (12.8)       (14.1)
     Other investing activities, net.........        1.3          4.3          4.7
                                               ----------   ----------   ----------
         Net cash provided by (used in)
         investing activities................      579.6        452.2       (128.1)
                                               ----------   ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........      457.6        268.7        445.8
     Withdrawals from contractholder deposit
      funds..................................     (647.1)      (905.0)    (1,069.9)
     Change in short term debt...............       (5.4)        10.4         (4.8)
     Change in long term debt................       (0.1)        (0.1)         0.2
     Dividends paid to minority
      shareholders...........................       (9.4)        (3.9)        (4.1)
     Additional paid in capital..............        0.1         --          392.4
     Payments to policyholders' membership
      interests..............................       --           --          (27.9)
     Subsidiary treasury stock purchased, at
      cost...................................     (195.0)       (42.0)       (20.9)
                                               ----------   ----------   ----------
             Net cash used in financing
                activities...................     (399.3)      (671.9)      (289.2)
                                               ----------   ----------   ----------
 Net change in cash and cash equivalents.....       39.0        (54.2)      (285.5)
 Net change in cash held in the Closed
  Block......................................       (1.0)        (6.5)       (17.6)
 Cash and cash equivalents, beginning of
  period.....................................      175.9        236.6        539.7
                                               ----------   ----------   ----------
 Cash and cash equivalents, end of period....  $   213.9    $   175.9    $   236.6
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $     3.6    $    18.6    $     4.1
     Income taxes paid.......................  $    66.3    $    72.0    $    90.6

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company") was organized as a mutual life insurance company until October 16, 1995. FAFLIC converted to a stock life insurance company pursuant to a plan of reorganization effective October 16, 1995 and became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The consolidated financial statements have been prepared as if FAFLIC were organized as a stock life insurance company for all periods presented. Thus, generally accepted accounting principles for stock life insurance companies have been applied retroactively for all periods presented.

The consolidated financial statements of FAFLIC include the accounts of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its wholly owned life insurance subsidiary, non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. (a 65.78%-owned non-insurance holding company). The Closed Block assets and liabilities at December 31, 1997 and 1996, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1997 and 1996, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

Minority interest relates to the Company's investment in Allmerica P&C (APY) and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's 82.5%-owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

APY and a wholly-owned subsidiary of AFC merged on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that it did not already own in exchange for cash and stock. The merger has been accounted for as a purchase. A total of $90.6 million, representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

As of October 16, 1995, the Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts after the demutualization. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. On October 16, 1995, FAFLIC, allocated to the Closed Block, assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales in effect in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets at October 16, 1995 measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at October 16, 1995, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined as of October 16, 1995.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

In November 1995, the Financial Accounting Standards Board ("FASB") issued a Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, which permitted companies to reclassify securities, where appropriate, based on the new guidance. As a result, the Company transferred securities with amortized cost and fair value of $696.4 million and $725.6 million, respectively, from the held-to-maturity category to the available-for-sale category, which resulted in a net increase in shareholder's equity of $12.8 million.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholders' equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result of this decision real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost to sell. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made on property and casualty and health insurance for reported losses and estimates of losses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances. All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  POLICYHOLDER DIVIDENDS

Prior to demutualization, certain life, health and annuity insurance policies contained dividend payment provisions that enabled the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends was determined annually by the Board of Directors. The aggregate amount of policyholders' dividends was related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life insurance policies and individual annuity and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the Open Block. Subsequent to demutualization, the Company ceased issuance of participating policies.

Prior to demutualization, the participating life insurance in force was 16.2% of the face value of total life insurance in force at December 31, 1994. The premiums on participating life, health and annuity policies were 11.3% and 6.4% of total life, health and annuity statutory premiums prior to demutualization in 1995 and 1994, respectively. Total policyholders' dividends were $23.3 million and $32.8 million prior to demutualization in 1995 and 1994, respectively.

L.  FEDERAL INCOME TAXES

AFC, its life insurance subsidiaries, FAFLIC, AFLIAC, and its non-life insurance domestic subsidiaries file a life-nonlife consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life insurance company taxable operating losses that can be applied to offset life insurance company taxable income. APY and its subsidiaries will be included in the AFC consolidated return as part of the non-life insurance company subgroup for the period July 17, 1997 through December 31, 1997. For the period January 1, 1997 through July 16, 1997, APY and its subsidiaries will file a separate consolidated United States Federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate Federal Income Tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS No.
109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1997, the FASB issued Statement No. 131, Disclosures About Segments of an Enterprise and Related Information. This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, Financial Reporting for Segments of a Business Enterprise. Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates no impact from the adoption of Statement No. 131.

In June 1997, the FASB also issued Statement No. 130, Reporting Comprehensive Income, which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of Statement No. 130 will result primarily in reporting the changes in unrealized gains and losses on investments in debt and equity securities in comprehensive income.

N.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million are intended to fund a portion of the acquisition of the 24.2 million publicly-held shares of APY pursuant to an Agreement and Plan of Merger dated February 19, 1997.

The merger of APY and a wholly-owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of APY that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly.

The merger has been accounted for as a purchase by AFC. Total consideration of approximately $798.1 million has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The pushdown of goodwill to APY resulted in an increase to the consolidated equity of FAFLIC of $61.3 million as additional paid in capital. The effects of this transaction on the 1997 results of the Company are as follows:

                                                                                                 INCREASE (DECREASE)
                                                                                                 -------------------
Revenue........................................................................................       $    (6.7)
                                                                                                          -----
                                                                                                          -----
Realized capital gains included in revenue.....................................................       $    (4.9)
                                                                                                          -----
                                                                                                          -----
Net income.....................................................................................       $    (6.1)
                                                                                                          -----
                                                                                                          -----
Unrealized appreciation on investments.........................................................       $     4.4
                                                                                                          -----
                                                                                                          -----

In December 1997, APY redeemed 5,735.3 shares of its issued and outstanding common stock owned by AFC for $195 million in cash and securities. The effect of this transaction was to increase FAFLIC's ownership of APY by 6.3%.

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income under a 100% coinsurance agreement to Metropolitan Life Insurance Company. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

Effective January 1, 1998, the Company entered into an agreement with Reinsurance Group of America, Inc. to reinsure the mortality risk on the universal life and variable universal life blocks of business. Management believes that this agreement will not have a material effect on the results of operations or financial position of the Company.

Pursuant to the plan of reorganization effective October 16, 1995, AFC issued
37.5 million shares of its common stock to eligible policyholders. AFC also issued 12.6 million shares of its common stock at a price of

$21.00 per share in a public offering, resulting in net proceeds of $248.0 million, and issued Senior Debentures in the principal amount of $200.0 million which resulted in net proceeds of $197.2 million. AFC contributed $392.4 million of these proceeds to FAFLIC.

Effective March 31, 1995, the Company entered into an agreement with TSSG, a division of First Data Corporation, pursuant to which the Company sold its mutual fund processing business and agreed not to engage in this business for four years after that date. In accordance with this agreement, the Company received proceeds of $32.1 million. A gain of $13.5 million, net of taxes of $7.2 million, was recorded in March 1995. Additionally, the Company received a non-recurring $3.1 million contingent payment, net of taxes of $1.7 million, in 1996, related to the aforementioned sale.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with SFAS No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1997
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   265.3     $  9.5       $  0.9      $  273.9
States and political subdivisions.......    2,200.6       78.3          3.1       2,275.8
Foreign governments.....................      110.8        8.5          2.2         117.1
Corporate fixed maturities..............    4,041.6      175.1         12.2       4,204.5
Mortgage-backed securities..............      374.5        9.7          2.0         382.2
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $ 6,992.8     $281.1       $ 20.4      $7,253.5
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $   341.1     $141.9       $  4.0      $  479.0
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------


                                                               1996
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $   273.6     $  9.3       $  1.6      $  281.3
States and political subdivisions.......    2,236.9       48.5          7.7       2,277.7
Foreign governments.....................      108.0        7.3        --            115.3
Corporate fixed maturities..............    4,277.5      140.3         15.7       4,402.1
Mortgage-backed securities..............      383.1        4.7          2.7         385.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $ 7,279.1     $210.1       $ 27.7      $7,461.5
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $   327.9     $148.9       $  3.7      $  473.1
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively.

In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $105.1 million and $98.0 million were on deposit with various state and governmental authorities at December 31, 1997 and 1996, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1997 and 1996, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                  1997
                                          --------------------
DECEMBER 31                               AMORTIZED     FAIR
(IN MILLIONS)                               COST       VALUE
----------------------------------------  ---------   --------

Due in one year or less.................  $   464.5   $  467.7
Due after one year through five years...    2,142.9    2,225.7
Due after five years through ten
 years..................................    2,137.3    2,217.1
Due after ten years.....................    2,248.1    2,343.0
                                          ---------   --------
Total...................................  $ 6,992.8   $7,253.5
                                          ---------   --------
                                          ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                 PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31                    VOLUNTARY        GROSS  GROSS
(IN MILLIONS)                                        SALES          GAINS  LOSSES
---------------------------------------------  ------------------   -----  ------

1997
Fixed maturities.............................       $1,894.8        $27.6  $ 16.2
Equity securities............................       $  145.5        $55.8  $  1.3
1996
Fixed maturities.............................       $2,432.8        $19.3  $ 30.5
Equity securities............................       $  228.1        $56.1  $  1.3
1995
Fixed maturities.............................       $1,612.3        $23.7  $ 33.0
Equity securities............................       $  122.2        $23.1  $  6.9

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
                                                                           SECURITIES
FOR THE YEARS ENDED DECEMBER 31                                 FIXED       AND OTHER
(IN MILLIONS)                                                 MATURITIES       (1)        TOTAL
------------------------------------------------------------  ----------   -----------   -------

1997
Net appreciation, beginning of year.........................    $ 71.3        $ 60.1     $ 131.4
  Net appreciation (depreciation) on available-for-sale
    securities..............................................      83.2          (5.9)       77.3
  Appreciation due to AFC purchase of minority interest of
    Allmerica P&C...........................................      50.7          59.6       110.3
  Net depreciation from the effect on deferred policy
    acquisition costs and on policy liabilities.............     (16.7)       --           (16.7)
  Provision for deferred federal income taxes and minority
    interest................................................     (65.9)        (27.1)      (93.0)
                                                              ----------   -----------   -------
                                                                  51.3          26.6        77.9
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $122.7        $ 86.6     $ 209.3
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1996
Net appreciation, beginning of year.........................    $108.7        $ 44.3     $ 153.0
  Net (depreciation) appreciation on available-for-sale
    securities..............................................     (94.1)         35.9       (58.2)
  Net appreciation from the effect on deferred policy
    acquisition costs and on policy liabilities.............      23.1        --            23.1
  Provision for deferred federal income taxes and minority
    interest................................................      33.6         (20.1)       13.5
                                                              ----------   -----------   -------
                                                                 (37.4)         15.8       (21.6)
                                                              ----------   -----------   -------
  Net appreciation, end of year.............................    $ 71.3        $ 60.1     $ 131.4
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1995
Net appreciation (depreciation), beginning of year..........    $(89.4)       $ 10.4     $ (79.0)
Effect of transfer of securities between classifications:
  Net appreciation on available-for-sale securities.........      29.2        --            29.2
  Net depreciation from the effect of accounting change on
    deferred policy acquisition costs and on policy
    liabilities.............................................      (6.8)       --            (6.8)
  Provision for deferred federal income taxes and minority
    interest................................................      (9.6)       --            (9.6)
                                                              ----------   -----------   -------
                                                                  12.8        --            12.8
                                                              ----------   -----------   -------
Net appreciation on available-for-sale securities...........     465.4          87.5       552.9
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (86.9)                    (86.9)
Provision for deferred federal income taxes and minority
 interest...................................................    (193.2)        (53.6)     (246.8)
                                                              ----------   -----------   -------
                                                                 185.3          33.9       219.2
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

(1) Includes net appreciation on other investments of $1.8 million, $0.6 million, and 2.2 million in 1997, 1996 and 1995, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1997     1996
----------------------------------------  ------  --------

Mortgage loans..........................  $567.5  $  650.1
Real estate:
  Held for sale.........................    50.3     110.4
  Held for production of income.........    --        10.3
                                          ------  --------
    Total real estate...................    50.3     120.7
                                          ------  --------
Total mortgage loans and real estate....  $617.8  $  770.8
                                          ------  --------
                                          ------  --------

Reserves for mortgage loans were $20.7 million and $19.6 million at December 31, 1997 and 1996, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. As a result, real estate assets with a carrying amount of $54.7 million were written down to the estimated fair value less cost to sell of $50.3 million, and a net realized investment loss of $4.4 million was recognized. Depreciation is not recorded on these assets while they are held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1997. During 1996 and 1995, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million and $26.1 million, respectively.

At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $39.4 million, of which $10.0 million related to the Closed Block. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1997     1996
----------------------------------------  ------  --------

Property type:
  Office building.......................  $265.1  $  317.1
  Residential...........................    66.6      95.4
  Retail................................   132.8     177.0
  Industrial/warehouse..................   107.2     124.8
  Other.................................    66.8      91.0
  Valuation allowances..................   (20.7)    (34.5)
                                          ------  --------
Total...................................  $617.8  $  770.8
                                          ------  --------
                                          ------  --------
Geographic region:
  South Atlantic........................   173.4     227.0
  Pacific...............................   152.8     154.4
  East North Central....................   102.0     119.2
  Middle Atlantic.......................    73.8     112.6
  West South Central....................    34.9      41.6
  New England...........................    46.9      50.9
  Other.................................    54.7      99.6
  Valuation allowances..................   (20.7)    (34.5)
                                          ------  --------
Total...................................  $617.8  $  770.8
                                          ------  --------
                                          ------  --------

At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $136.4 million; 1999 -- $70.8 million; 2000 -- $129.2 million; 2001 -- $26.4 million; 2002 -- $29.9 million; and $174.8 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1997, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED                                              BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1997
Mortgage loans...........    $19.6        $ 2.5       $ 1.4        $20.7
Real estate..............     14.9          6.0        20.9        --
                             -----      ---------     -----        -----
    Total................    $34.5        $ 8.5       $22.3        $20.7
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1996
Mortgage loans...........    $33.8        $ 5.5       $19.7        $19.6
Real estate..............     19.6        --            4.7         14.9
                             -----      ---------     -----        -----
    Total................    $53.4        $ 5.5       $24.4        $34.5
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1995
Mortgage loans...........    $47.2        $ 1.5       $14.9        $33.8
Real estate..............     22.9         (0.6)        2.7         19.6
                             -----      ---------     -----        -----
    Total................    $70.1        $ 0.9       $17.6        $53.4
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

The carrying value of impaired loans was $30.5 million and $33.6 million, with related reserves of $13.8 million and $11.9 million as of December 31, 1997 and 1996, respectively. All impaired loans were reserved as of December 31, 1997 and 1996.

The average carrying value of impaired loans was $30.8 million, $50.4 million and $117.9 million, with related interest income while such loans were impaired of $3.2 million, $5.8 million and $9.3 million as of December 31, 1997, 1996 and 1995, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs"). The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. The Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

There were no futures contracts outstanding at December 31, 1997, and $(33.0) million notional amount of short contracts at December 31, 1996. The notional amounts of the contracts represent the extent of the

Company's investment but not the future cash requirements, as the Company generally settles open positions prior to maturity. The fair value of futures contracts outstanding were $(32.4) million at December 31, 1996.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. There were no deferred hedging gains (losses) in 1997. Deferred hedging gains were $0.5 million and $5.6 million in 1996 and 1995, respectively. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $(33.0) $ 74.7  $126.6
New contracts................................    (0.2)   (1.1)  349.2
Contracts terminated.........................    33.2  (106.6) (401.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........    --    $(33.0) $ 74.7
                                               ------  ------  ------
                                               ------  ------  ------

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts to hedge exposure to currency risk on foreign fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange. The fair values of the foreign currency swap contracts outstanding were $0.1 million and $(9.2) million at December 31, 1997 and 1996, respectively. Changes in the fair value of contracts are reported in unrealized gains or losses, consistent with the reporting for the underlying hedged security. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1997, 1996 and 1995. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gains or losses on foreign currency swap contracts.

A reconciliation of the notional amount of swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 68.6  $104.6  $118.7
New contracts................................     5.0    --      --
Contracts expired............................   (18.2)  (36.0)   --
Contracts terminated.........................    --      --     (14.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 55.4  $ 68.6  $104.6
                                               ------  ------  ------
                                               ------  ------  ------

Expected maturities of foreign currency swap contracts are $25.0 million in 1999, $11.6 million in 2000 and $18.8 million thereafter. There are no expected maturities of foreign currency swap contracts in 1998, 2001 and 2002.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by the nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1997 was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The (decrease) or increase in net investment income related to interest rate swap contracts was $(0.4) million, $0.6 million and $0.7 million for the years ended December 31, 1997, 1996 and 1995, respectively. The fair values of interest rate swap contracts outstanding were $(2.3) million at December 31, 1997. There were no interest rate contracts outstanding at December 31, 1996. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1997 or 1996.

A reconciliation of the notional amount of interest rate and other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $  5.0  $ 17.5  $ 22.8
New contracts................................   244.7    63.6    --
Contracts expired............................    (5.6)  (17.5)   (5.3)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $244.1  $ 63.6  $ 17.5
                                               ------  ------  ------
                                               ------  ------  ------

Expected maturities of interest rate swap contracts outstanding at December 31, 1997 are as follows: $5.0 million in 1998, and $239.1 million in 2000 and thereafter. There are no expected maturities of interest rate contracts in 1999.

G.  OTHER SWAP CONTRACTS

The Company enters into security return-linked swap contracts and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by the nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1997, were not material to the Company. Swap contracts also subject the Company to market risk associated with changes in interest rates. The Company does not require collateral or other security to support financial instruments with credit risk.

The swap contracts are marked to market with any gain or loss recognized currently. The net amount receivable or payable under these contracts is recognized when the contracts are marked to market. The fair values of swap contracts outstanding were $(0.1) million and $0.1 million at December 31, 1997 and 1996, respectively. The net decrease in realized investment gains related to other swap contracts was $(1.6) million for the year ended December 31, 1997. There were no realized investment gains on other swap contracts recognized in 1996 and 1995.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 58.6  $ --    $ --
New contracts................................   192.1    58.6    --
Contracts expired............................  (211.6)   --      --
Contracts terminated.........................   (24.1)   --      --
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 15.0  $ 58.6  $ --
                                               ------  ------  ------
                                               ------  ------  ------

Expected maturities of other swap contracts outstanding at December 31, 1997 are as follows: $10 million in 1999 and $5 million in 2001. There are no expected maturities of such other swap contracts in 1998, 2000, or 2002.

H.  OTHER

At December 31, 1997, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.5 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $541.9  $553.8  $555.1
Mortgage loans...............................    57.5    69.5    97.0
Equity securities............................    10.6    11.1    13.2
Policy loans.................................    10.9    10.3    20.3
Real estate..................................    20.1    40.8    48.7
Other long-term investments..................    12.4    19.9     7.5
Short-term investments.......................    12.8    10.6    21.2
                                               ------  ------  ------
Gross investment income......................   666.2   716.0   763.0
Less investment expenses.....................   (24.4)  (45.2)  (52.5)
                                               ------  ------  ------
Net investment income........................  $641.8  $670.8  $710.5
                                               ------  ------  ------
                                               ------  ------  ------

At December 31, 1997, mortgage loans on non-accrual status were $3.6 million which were all restructured loans. There were no fixed maturities which were on non-accrual status at December 31, 1997. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, had no impact in 1997, and reduced net income by $0.5 million and $0.6 million in 1996 and 1995, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $40.3 million, $51.3 million and $98.9 million at December 31, 1997, 1996 and 1995, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.9 million, $7.7 million and $11.1 million in 1997, 1996 and 1995, respectively. Actual interest income on these loans included in net investment income aggregated $4.2 million, $4.5 million and $7.1 million in 1997, 1996 and 1995, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the twelve months ended December 31, 1997.

Included in other long-term investments is income from limited partnerships of $7.8 million, $13.7 million and $0.1 million in 1997, 1996 and 1995 respectively.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1997    1996    1995
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $ 14.7  $ (9.7) $ (7.0)
Mortgage loans...............................    (1.2)   (2.4)    1.4
Equity securities............................    53.6    54.8    16.2
Real estate..................................    12.8    21.1     5.3
Other........................................    (3.4)    3.0     3.2
                                               ------  ------  ------
Net realized investment gains................  $ 76.5  $ 66.8  $ 19.1
                                               ------  ------  ------
                                               ------  ------  ------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of interest rate futures were not material at December 31, 1997 and 1996.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

REINSURANCE RECEIVABLES

The carrying amount reported in the consolidated balance sheets approximates fair value.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

The estimated fair values of the financial instruments were as follows:

                                                       1997                  1996
                                               --------------------  --------------------
DECEMBER 31                                    CARRYING      FAIR    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE      VALUE      VALUE
---------------------------------------------  ---------   --------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   213.9   $  213.9  $   175.9   $  175.9
  Fixed maturities...........................    7,253.5    7,253.5    7,461.5    7,461.5
  Equity securities..........................      479.0      479.0      473.1      473.1
  Mortgage loans.............................      567.5      597.0      650.1      675.7
  Policy loans...............................      141.9      141.9      132.4      132.4
                                               ---------   --------  ---------   --------
                                               $ 8,655.8   $8,685.3  $ 8,893.0   $8,918.6
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

FINANCIAL LIABILITIES
  Guaranteed investment contracts............  $   985.2   $1,004.7  $ 1,101.3   $1,119.2
  Supplemental contracts without life
    contingencies............................       22.4       22.4       23.1       23.1
  Dividend accumulations.....................       87.8       87.8       87.3       87.3
  Other individual contract deposit funds....       57.9       55.7       76.9       74.3
  Other group contract deposit funds.........      714.8      715.5      789.1      788.3
  Individual annuity contracts...............      907.4      882.2      935.6      911.7
  Short-term debt............................       33.0       33.0       38.4       38.4
  Long-term debt.............................        2.6        2.6        2.7        2.7
                                               ---------   --------  ---------   --------
                                               $ 2,811.1   $2,803.9  $ 3,054.4   $3,045.0
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income for 1997 and 1996 is a net pre-tax contribution from the Closed Block of $9.1 million and $8.6 million, respectively. Summarized financial information of the Closed Block as of December 31, 1997 and 1996 and for the period ended December 31, 1997 and 1996 is as follows:

DECEMBER 31
(IN MILLIONS)                                                                                      1997       1996
-----------------------------------------------------------------------------------------------  ---------  ---------
Assets
  Fixed maturities, at fair value (amortized cost of $400.1 and $397.2, respectively)..........  $   412.9  $   403.9
  Mortgage loans...............................................................................      112.0      114.5
  Policy loans.................................................................................      218.8      230.2
  Cash and cash equivalents....................................................................       25.1       24.1
  Accrued investment income....................................................................       14.1       14.3
  Deferred policy acquisition costs............................................................       18.2       21.1
  Other assets.................................................................................        5.6        2.7
                                                                                                 ---------  ---------
    Total assets...............................................................................  $   806.7  $   810.8
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Liabilities
  Policy liabilities and accruals..............................................................  $   875.1  $   883.4
  Other liabilities............................................................................       10.4       16.0
                                                                                                 ---------  ---------
    Total liabilities..........................................................................  $   885.5  $   899.4
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

DECEMBER 31
(IN MILLIONS)                                                                                      1997       1996
-----------------------------------------------------------------------------------------------  ---------  ---------
Revenues
  Premiums.....................................................................................  $    58.3  $    61.7
  Net investment income........................................................................       53.4       52.6
  Realized investment loss.....................................................................        1.3       (0.7)
                                                                                                 ---------  ---------
Total revenues.................................................................................      113.0      113.6
                                                                                                 ---------  ---------
Benefits and expenses
  Policy benefits..............................................................................      100.5      101.2
  Policy acquisition expenses..................................................................        3.0        3.2
  Other operating expenses.....................................................................        0.4        0.6
                                                                                                 ---------  ---------
Total benefits and expenses....................................................................      103.9      105.0
                                                                                                 ---------  ---------
Contribution from the Closed Block.............................................................  $     9.1  $     8.6
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block.........................................................  $     9.1  $     8.6
    Initial cash transferred to the Closed Block...............................................     --         --
    Change in deferred policy acquisition costs, net...........................................        2.9        3.4
    Change in premiums and other receivables...................................................     --            0.2
    Change in policy liabilities and accruals..................................................      (11.6)     (13.9)
    Change in accrued investment income........................................................        0.2        2.3
    Deferred Taxes.............................................................................       (5.1)       1.0
    Change in other assets.....................................................................       (2.9)      (1.6)
    Change in expenses and taxes payable.......................................................       (2.0)       1.7
    Other, net.................................................................................       (1.2)       1.4
                                                                                                 ---------  ---------
Net cash (used in) provided by operating activities............................................      (10.6)       3.1
                                                                                                 ---------  ---------
  Cash flows from investing activities:
    Sales, maturities and repayments of investments............................................      161.6      188.1
    Purchases of investments...................................................................     (161.4)    (196.9)
    Other, net.................................................................................       11.4       12.2
                                                                                                 ---------  ---------
Net cash provided by (used in) investing activities............................................       11.6        3.4
                                                                                                 ---------  ---------
Net increase in cash and cash equivalents......................................................        1.0        6.5
Cash and cash equivalents, beginning of year...................................................       24.1       17.6
                                                                                                 ---------  ---------
Cash and cash equivalents, end of year.........................................................  $    25.1  $    24.1
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

On October 16, 1995, there were no valuation allowances transferred to the Closed Block on mortgage loans. There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1997 or 1996, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7.  DEBT

Short- and long-term debt consisted of the following:

DECEMBER 31
(IN MILLIONS)                                                                                        1997       1996
-------------------------------------------------------------------------------------------------  ---------  ---------
Short-Term
  Commercial paper...............................................................................  $    33.0  $    37.8
  Other..........................................................................................     --            0.6
                                                                                                   ---------  ---------
Total short-term debt............................................................................  $    33.0  $    38.4
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
Long-term debt...................................................................................  $     2.6  $     2.7
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. At December 31, 1997, the weighted average interest rate for outstanding commercial paper was approximately 5.8%.

At December 31, 1997, AFC had approximately $140.0 million in committed lines of credit provided by U.S. banks, of which $107.2 million was available for borrowing. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees limited to 0.07% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

During 1996, the Company utilized repurchase agreements to finance certain investments. These repurchase agreements were settled by the end of 1996.

In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and APY.

Interest expense was $3.6 million, $16.8 million and $4.3 million in 1997, 1996 and 1995, respectively. Interest paid on the credit agreement during 1997 was approximately $2.8 million. Interest expense during 1996 also included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                            1997       1996       1995
-------------------------------------------------------------------------------------  ---------  ---------  ---------
Federal income tax expense (benefit)
  Current............................................................................  $    83.3  $    96.8  $   119.7
  Deferred...........................................................................       14.2      (15.7)     (37.0)
                                                                                       ---------  ---------  ---------
Total................................................................................  $    97.5  $    81.1  $    82.7
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                            1997       1996       1995
-------------------------------------------------------------------------------------  ---------  ---------  ---------
Expected federal income tax expense..................................................  $   131.8  $   122.3  $   105.6
  Tax-exempt interest................................................................      (37.9)     (35.3)     (32.2)
  Differential earnings amount.......................................................          -      (10.2)      (7.6)
  Dividend received deduction........................................................       (3.2)      (1.6)      (4.0)
  Changes in tax reserve estimates...................................................        7.8        4.7       19.3
  Other, net.........................................................................       (1.0)       1.2        1.6
                                                                                       ---------  ---------  ---------
Federal income tax expense...........................................................  $    97.5  $    81.1  $    82.7
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. As a result of the purchase discussed in Note 2, all companies will file a single consolidated federal income tax return for tax years ending on and after December 31, 1997. Deferred tax amounts presented for 1996 reflect the combination of the former FAFLIC/ AFLIAC consolidated group with the former APY consolidated group. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1997       1996
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  AMT carryforwards..........................................................................  $   (15.6) $   (16.3)
  Loss reserve discounting...................................................................     (391.6)    (355.1)
  Deferred acquisition costs.................................................................      291.8      249.4
  Employee benefit plans.....................................................................      (48.0)     (41.4)
  Investments, net...........................................................................      175.4      128.5
  Bad debt reserve...........................................................................      (14.3)     (26.2)
  Other, net.................................................................................       15.2       (5.8)
                                                                                               ---------  ---------
Deferred tax (asset) liability, net..........................................................  $    12.9  $   (66.9)
                                                                                               ---------  ---------
                                                                                               ---------  ---------

Gross deferred income tax assets totaled $469.5 million and $444.8 million at December 31, 1997 and 1996, respectively. Gross deferred income tax liabilities totaled $482.4 million and $377.9 million at December 31, 1997 and 1996, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1997, there are available alternative minimum tax credit carryforwards of $15.6 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/ AFLIAC consolidated group's federal income tax returns through 1991. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1991. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1989, 1990, and 1991 for both the FAFLIC/AFLIAC consolidated group as well as the former Allmerica P&C consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9.  PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under three separate defined benefit pension plans. Effective January 1, 1995, the Company adopted a defined benefit cash balance formula, under which the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1997 and 1996 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net pension expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1997       1996       1995
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost -- benefits earned during the year.......................................  $    19.9  $    19.0  $    19.7
Interest accrued on projected benefit obligations.....................................       23.5       21.9       21.1
Actual return on assets...............................................................      (64.0)     (42.2)     (89.3)
Net amortization and deferral.........................................................       29.0        9.3       66.1
                                                                                        ---------  ---------  ---------
Net pension expense...................................................................  $     8.4  $     8.0  $    17.6
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

The following table summarizes the combined status of the three pension plans. At December 31, 1997 and 1996 the plans' assets exceeded their projected benefit obligations.

DECEMBER 31
(IN MILLIONS)                                                                                      1997       1996
-----------------------------------------------------------------------------------------------  ---------  ---------
Actuarial present value of benefit obligations:
  Vested benefit obligation....................................................................  $   332.6  $   308.9
  Unvested benefit obligation..................................................................        7.5        6.6
                                                                                                 ---------  ---------
Accumulated benefit obligation.................................................................  $   340.1  $   315.5
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Pension liability included in Consolidated Balance Sheets:
  Projected benefit obligation.................................................................  $   370.4  $   344.2
  Plan assets at fair value....................................................................      395.5      347.8
                                                                                                 ---------  ---------
    Plan assets greater (less) than projected benefit obligation...............................       25.1        3.6
  Unrecognized net (gain) loss from past experience............................................      (44.9)      (9.1)
  Unrecognized prior service benefit...........................................................      (13.9)     (11.5)
  Unamortized transition asset.................................................................      (26.2)     (24.7)
                                                                                                 ---------  ---------
Net pension liability..........................................................................  $   (59.9) $   (41.7)
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

As a result of AFC's purchase of the minority shares of APY, certain pension liabilities were reduced by $11.7 million to reflect their fair value as of the purchase date.

Determination of the projected benefit obligations was based on a weighted average discount rate of 7.0% in 1997 and 1996 and the assumed long-term rate of return on plan assets was 9.0%. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. The plans also hold stock of AFC.

The Company has three separate defined contribution 401(k) plans for its employees. The Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1997 and 1996, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expenses related to these plans were $3.3 million and $5.5 million, in 1997 and 1996, respectively. In addition to these plans, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1997 and 1996, was $2.8 million and $2.0 million, respectively.

On January 1, 1998, substantially all of the aforementioned defined benefit and defined contribution 401k plans were merged with the existing benefit plans of FAFLIC. The transfer of benefit plans will not have a material impact on the results of operations or financial position of the Company.

10.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC, Hanover, and Citizens. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plan changes, effective January 1, 1996, resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                     1997       1996
----------------------------------------------------------------------------------------------  ---------  ---------
Accumulated postretirement benefit obligation:
  Retirees....................................................................................  $    40.7  $    40.4
  Fully eligible active plan participants.....................................................        7.0        7.5
  Other active plan participants..............................................................       24.1       24.4
                                                                                                ---------  ---------
                                                                                                     71.8       72.3
Plan assets at fair value.....................................................................     --         --
                                                                                                ---------  ---------
Accumulated postretirement benefit obligation in excess of plan assets........................       71.8       72.3
Unrecognized prior service benefit............................................................       15.3       23.8
Unrecognized loss.............................................................................       (0.8)      (5.0)
                                                                                                ---------  ---------
Accrued postretirement benefit costs..........................................................  $    86.3  $    91.1
                                                                                                ---------  ---------
                                                                                                ---------  ---------

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                               1997       1996       1995
----------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost............................................................................  $     3.0  $     3.2  $     4.2
Interest cost...........................................................................        4.6        4.6        6.9
Amortization of gain....................................................................       (2.8)      (2.8)      (0.5)
                                                                                          ---------  ---------  ---------
Net periodic postretirement benefit expense.............................................  $     4.8  $     5.0  $    10.6
                                                                                          ---------  ---------  ---------
                                                                                          ---------  ---------  ---------

As a result of AFC's purchase of the minority shares of APY, certain postretirement liabilities were reduced by $6.1 million to reflect their fair value as of the purchase date.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1997, health care costs were assumed to increase 8.0% in 1998, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1997 by $4.9 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1997 by $0.6 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1997 and 1996.

As described in Note 9, all of the postretirement benefit plans of the Company were merged with the existing plans of FAFLIC, effective January 1, 1998.

11.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

Dividends from FAFLIC and APY (from Hanover) to AFC will be the primary source of cash for repayment of the debt and capital securities by AFC and payment of dividends to AFC stockholders.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. No dividends were declared nor paid during 1997,1996 or 1995. During 1998, FAFLIC could pay dividends of $196.3 million to AFC without prior approval of the Commissioner. On January 12, 1998 FAFLIC declared a dividend of $50 million to AFC of which $18 million was paid in February, 1998.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were paid by AFLIAC to FAFLIC during 1997, 1996 or 1995. During 1998, AFLIAC could pay dividends of $33.9 million to FAFLIC without prior approval.

Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. Hanover declared dividends to Allmerica P&C totaling $120.0 million, 105.0 million and 40.0 million during 1997, 1996 and 1995, respectively. During 1998, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, was approximately $127.6 million.

Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. Citizens Insurance paid dividends to Citizens Corporation totaling $6.3 million and $3.0 million during 1996 and 1995, respectively. No dividends were paid by Citizens Insurance during 1997. During, 1998, Citizens Insurance could pay dividends of $86.9 million to Citizens Corporation without prior approval.

12.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Accumulation. Within these broad areas, the Company conducts business principally in five operating segments.

The Risk Management group includes two segments: Regional Property and Casualty and Corporate Risk Management Services.

The Regional Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple-peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Regional Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

The Retirement and Asset Accumulation group includes three segments: Allmerica Financial Services, Institutional Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life-type, traditional and health insurance products distributed via retail channels to individuals across the country. The Institutional Services segment includes primarily group retirement products such as 401(k) plans, tax-sheltered annuities and GIC contracts which are distributed to institutions across the country via work-site marketing and other arrangements. Allmerica Asset Management is a Registered Investment Advisor which provides investment advisory services primarily to affiliates and to other institutions, such as insurance companies and pension plans.

Summarized below is financial information with respect to business segments for the year ended and as of December 31.

DECEMBER 31
(IN MILLIONS)                                                                   1997        1996        1995
---------------------------------------------------------------------------  ----------  ----------  ----------
Revenues:
  Risk Management
    Regional Property and Casualty.........................................  $  2,275.3  $  2,196.6  $  2,109.0
    Corporate Risk Management..............................................       396.3       361.5       328.5
                                                                             ----------  ----------  ----------
    Subtotal...............................................................     2,671.6     2,558.1     2,437.5
  Retirement and Asset Accumulation
    Allmerica Financial Services...........................................       470.6       450.9       487.1
    Institutional Services.................................................       243.4       270.7       330.2
    Allmerica Asset Management.............................................         8.7         8.8         4.4
                                                                             ----------  ----------  ----------
    Subtotal...............................................................       722.7       730.4       821.7
  Eliminations.............................................................       (10.1)       (8.7)       (4.4)
                                                                             ----------  ----------  ----------
Total......................................................................  $  3,384.2  $  3,279.8  $  3,254.8
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------

DECEMBER 31
(IN MILLIONS)                                                                   1997        1996        1995
---------------------------------------------------------------------------  ----------  ----------  ----------
Income from continuing operations before income taxes:
  Risk Management
    Regional Property and Casualty.........................................  $    206.4  $    197.7  $    206.3
    Corporate Risk Management..............................................        19.3        20.7        18.3
                                                                             ----------  ----------  ----------
    Subtotal...............................................................       225.7       218.4       224.6
  Retirement and Asset Accumulation
    Allmerica Financial Services...........................................        87.4        76.9        35.2
    Institutional Services.................................................        62.4        52.8        42.8
    Allmerica Asset Management.............................................         1.4         1.1         2.3
                                                                             ----------  ----------  ----------
    Subtotal...............................................................       151.2       130.8        80.3
                                                                             ----------  ----------  ----------
Total......................................................................  $    376.9  $    349.2  $    304.9
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------

Identifiable assets:
  Risk Management
    Regional Property and Casualty.........................................  $  5,710.4  $  5,703.9  $  5,741.8
    Corporate Risk Management..............................................       568.8       522.1       458.9
                                                                             ----------  ----------  ----------
    Subtotal...............................................................     6,279.2     6,226.0     6,200.7
  Retirement and Asset Accumulation
    Allmerica Financial Services...........................................    12,049.6     8,822.4     7,218.6
    Institutional Services.................................................     4,158.5     3,886.7     4,280.9
    Allmerica Asset Management.............................................         4.1         2.4         2.1
                                                                             ----------  ----------  ----------
    Subtotal...............................................................    16,212.2    12,711.5    11,501.6
                                                                             ----------  ----------  ----------
Total......................................................................  $ 22,491.4  $ 18,937.5  $ 17,702.3
                                                                             ----------  ----------  ----------
                                                                             ----------  ----------  ----------

13.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $33.6 million, $34.9 million and $36.4 million in 1997, 1996 and 1995, respectively. At December 31, 1997, future minimum rental payments under non-cancelable operating leases were approximately $72.5 million, payable as follows: 1998 -- $24.8 million; 1999 -- $19.8 million; 2000 -- $13.6 million;
2001 -- $7.9 million; and $6.4 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1998.

14.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT DURATION AND LONG DURATION CONTRACTS.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1997, CAR was the only reinsurer which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1997, 1996 and 1995 were $32.3 million and $28.2 million, $38.0 million and $21.8 million, and $49.1 million and $33.7 million, respectively.

The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1997, 1996 and 1995 of $9.8 million and $(0.8) million, $50.5 million and $(52.9) million, and $66.8 million and $62.9 million, respectively. Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                      1997       1996       1995
-------------------------------------------------------------------------------  ---------  ---------  ---------
Life and accident and health insurance premiums:
  Direct.......................................................................  $   417.4  $   389.1  $   438.9
  Assumed......................................................................      110.7       87.8       71.0
  Ceded........................................................................     (170.1)    (138.9)    (150.3)
                                                                                 ---------  ---------  ---------
Net premiums...................................................................  $   358.0  $   338.0  $   359.6
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------
Property and casualty premiums written:
  Direct.......................................................................  $ 2,068.5  $ 2,039.7  $ 2,039.4
  Assumed......................................................................      103.1      108.7      125.0
  Ceded........................................................................     (179.8)    (234.0)    (279.1)
                                                                                 ---------  ---------  ---------
Net premiums...................................................................  $ 1,991.8  $ 1,914.4  $ 1,885.3
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------
Property and casualty premiums earned:
  Direct.......................................................................  $ 2,046.2  $ 2,018.5  $ 2,021.7
  Assumed......................................................................      102.0      112.4      137.7
  Ceded........................................................................     (195.1)    (232.6)    (296.2)
                                                                                 ---------  ---------  ---------
Net premiums...................................................................  $ 1,953.1  $ 1,898.3  $ 1,863.2
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
  Direct.......................................................................  $   656.4  $   606.5  $   741.0
  Assumed......................................................................       61.6       44.9       38.5
  Ceded........................................................................     (158.8)     (77.8)     (69.5)
                                                                                 ---------  ---------  ---------
Net policy benefits, claims, losses and loss adjustment expenses...............  $   559.2  $   573.6  $   710.0
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                      1997       1996       1995
-------------------------------------------------------------------------------  ---------  ---------  ---------
Property and casualty benefits, claims, losses and loss adjustment expenses:
  Direct.......................................................................  $ 1,464.9  $ 1,299.8  $ 1,383.3
  Assumed......................................................................      101.2       85.8      146.1
  Ceded........................................................................     (120.6)      (2.2)    (229.1)
                                                                                 ---------  ---------  ---------
Net policy benefits, claims, losses, and loss adjustment expenses..............  $ 1,445.5  $ 1,383.4  $ 1,300.3
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

15.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                         1997       1996       1995
----------------------------------------------------------------------------------  ---------  ---------  ---------
Balance at beginning of year......................................................  $   822.7  $   735.7  $   802.8
  Acquisition expenses deferred...................................................      617.7      560.8      504.8
  Amortized to expense during the year............................................     (476.0)    (483.5)    (470.3)
  Adjustment to equity during the year............................................      (11.1)       9.7      (50.4)
  Transferred to the Closed Block.................................................         --         --      (24.8)
  Adjustment for cession of term life insurance...................................         --         --      (26.4)
  Adjustment for cession of disability income insurance...........................      (38.6)        --         --
  Adjustment for revision of universal and variable universal life insurance
    mortality assumptions.........................................................       50.8         --         --
                                                                                    ---------  ---------  ---------
Balance at end of year............................................................  $   965.5  $   822.7  $   735.7
                                                                                    ---------  ---------  ---------
                                                                                    ---------  ---------  ---------

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

16.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $533.6 million, $471.7 million and $446.9 million at December 31, 1997, 1996 and 1995, respectively. Accident and health claim liabilities were re-estimated for all prior years and were decreased by $0.2 million and $0.6 million in 1997 and 1996, respectively, and increased by $17.6 million in 1995. Unfavorable development in the accident and health business during 1995 was primarily due to reserve strengthening and adverse experience in the Company's individual disability line of business. Effective October 1, 1997, the Company ceded substantially all of its individual disability income line of business, under a 100% coinsurance agreement to Metropolitan Life Insurance Company. At December 31, 1997, the individual disability income reserves ceded under this agreement were $249.0 million, representing 46.7% of the Company's total accident and health reserves.

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                      1997       1996       1995
-------------------------------------------------------------------------------  ---------  ---------  ---------
Reserve for losses and LAE, beginning of the year..............................  $ 2,744.1  $ 2,896.0  $ 2,821.7
Incurred losses and LAE, net of reinsurance recoverable:
  Provision for insured events of the current year.............................    1,564.1    1,513.3    1,427.3
  Decrease in provision for insured events of prior years......................     (127.9)    (141.4)    (137.6)
                                                                                 ---------  ---------  ---------
Total incurred losses and LAE..................................................    1,436.2    1,371.9    1,289.7
                                                                                 ---------  ---------  ---------
Payments, net of reinsurance recoverable:
  Losses and LAE attributable to insured events of current year................      775.1      759.6      652.2
  Losses and LAE attributable to insured events of prior years.................      732.1      627.6      614.3
                                                                                 ---------  ---------  ---------
Total payments.................................................................    1,507.2    1,387.2    1,266.5
                                                                                 ---------  ---------  ---------
Change in reinsurance recoverable on unpaid losses.............................      (50.2)    (136.6)      51.1
                                                                                 ---------  ---------  ---------
Other(1)                                                                              (7.5)        --         --
                                                                                 ---------  ---------  ---------
Reserve for losses and LAE, end of year........................................  $ 2,615.4  $ 2,744.1  $ 2,896.0
                                                                                 ---------  ---------  ---------
                                                                                 ---------  ---------  ---------

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $127.9 million, $141.4 million and $137.6 million in 1997, 1996 and 1995, respectively.

The decrease in favorable development on prior years' reserves of $13.5 million in 1997 results primarily from a $24.6 million decrease in favorable development at Hanover to $58.4 million, partially offset by an $11.1 million increase in favorable development at Citizens to $69.5 million. The decrease in Hanover's favorable development of $24.6 million in 1997 reflects a decrease in favorable development of $25.0 million, to $17.4 million in the personal automobile line, as well as a decrease in favorable development of $8.5 million, to unfavorable development of $2.8 million in the commercial multiple peril line. These decreases were partially offset by an increase in favorable development in the workers' compensation line of $11.5 million, to $28.8 million. The increase in favorable development at Citizens in 1997 reflects improved severity in the workers' compensation line where favorable development increased $13.9 million, to $35.7 million and in the commercial multiple peril line where favorable development increased $7.0 million to $4.3 million, partially offset by less favorable development in the personal automobile line, where favorable development decreased $10.5 million to $22.5 million in 1997.

The increase in favorable development on prior years' reserves of $3.8 million in 1996 results primarily from an $11.4 million increase in favorable development at Citizens. The increase in Citizens' favorable development of $11.4 million in 1996 reflects improved severity in the personal automobile line, where favorable development increased $28.6 million to $33.0 million in 1996, partially offset by less favorable development in the workers' compensation line of $10.9 million Hanover's favorable development, including voluntary and involuntary pools, decreased $7.7 million in 1996 to $82.9 million, primarily attributable to a decrease in favorable development in the workers' compensation line of $19.8 million. Favorable development in the personal automobile line also decreased $4.7 million, to $42.4 million in 1996. These decreases were offset by increases in favorable development of $1.9 million and $5.6 million, to $12.6 million and $5.7 million, in the commercial automobile and commercial multiple peril lines, respectively. Favorable development in other lines increased by $8.8 million, primarily as a result of environmental reserve strengthening in 1995. Favorable development in Hanover's voluntary and involuntary pools increased $3.7 million to $4.1 million during 1996.

Citizens' favorable development in 1997 primarily reflects a modest shift over the past few years of the workers' compensation business to Western and Northern Michigan, which have demonstrated more favorable loss experience than Eastern Michigan.

Citizens' favorable development in 1996 and 1995 primarily reflects the initiatives taken by the Company to manage medical costs in both the automobile and workers' compensation lines, as well as the impact of the Michigan Supreme Court ruling on workers' compensation indemnity payments in 1995, which decreases the maximum amount to be paid for indemnity cases on all existing and future claims.

Hanover's favorable development from 1995 to 1997 primarily reflects favorable legislation related to workers' compensation, improved safety features in automobiles, improved driving habits and a moderation of medical costs and inflation.

In 1995, Hanover's favorable development was primarily attributable to a re-estimate of reserves with respect to certain types of workers' compensation policies including large deductibles and excess of loss policies. In addition, during 1995 Hanover refined its estimation of unallocated loss adjustment expenses which increased favorable development in that year.

This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods.

Due to the nature of the business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small and therefore their reserves are relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE were $53.1 million and $50.8 million, net of reinsurance of $15.7 million and $20.2 million at the end of 1997 and 1996, respectively. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. Due to their unusual nature and absence of historical claims data, reserves for these claims are not determined using historical experience to project future losses. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims for environmental liability are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

17.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 65.8%, 59.5% and 58.3% of the outstanding shares of common stock at December 31, 1997, 1996 and 1995, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

18.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit was instituted in Louisiana against AFC and certain of its subsidiaries by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and refiled the action in Federal District Court in Worcester, Massachusetts. The plaintiffs seek to be certified as a class. The case is in early stages of discovery and the Company is evaluating the claims. Although the Company believes it has meritorious defenses to plaintiffs' claims, there can be no assurance that the claims will be resolved on a basis which is satisfactory to the Company.

On June 23, 1995, the governor of Maine approved a legislative settlement for the Maine Workers' Compensation Residual Market Pool deficit for the years 1988 through 1992. The settlement provides for an initial funding of $220.0 million toward the deficit. The insurance carriers were liable for $65.0 million and employers would contribute $110.0 million payable through surcharges on premiums over the course of the next ten years. The major insurers are responsible for 90% of the $65.0 million. Hanover's allocated share of the settlement is approximately $4.2 million, which was paid in December 1995. The remainder of the deficit of $45.0 million will be paid by the Maine Guaranty Fund, payable in quarterly contributions over ten years. A group of smaller carriers filed litigation to appeal the settlement. Although the Company believes that adequate reserves have been established for any additional liability, there can be no assurance that the appeal will be resolved on a basis which is satisfactory to the Company.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

19.  STATUTORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                                      1997       1996       1995
-------------------------------------------------------------------------------  ---------  ---------  ---------
Statutory net income (Combined)
  Property and Casualty Companies..............................................  $   190.3  $   155.3  $   155.3
  Life and Health Companies....................................................      191.2      133.3      134.3
Statutory Shareholder's Surplus (Combined)
  Property and Casualty Companies..............................................  $ 1,279.8  $ 1,201.6  $ 1,128.4
  Life and Health Companies....................................................    1,221.3    1,120.1      965.6

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and Policyowners of Separate Account I of First Allmerica Financial Life
  Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (Growth, Investment Grade Income, Money Market, Equity Index, Government Bond, Select Aggressive Growth, and Select International Equity) constituting Separate Account I of First Allmerica Financial Life Insurance Company at December 31, 1997, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the Trust, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
Boston, Massachusetts

March 25, 1998

                               SEPARATE ACCOUNT I
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                                                                                    SELECT
                                                    INVESTMENT                                      GOVERNMENT    AGGRESSIVE
                                       GROWTH      GRADE INCOME   MONEY MARKET     EQUITY INDEX        BOND         GROWTH
                                     -----------   ------------   ------------   ----------------   ----------   ------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust                   $ 2,057,105     $468,444       $873,257        $1,130,004       $321,929      $  13,899
Receivable from First Allmerica
  Financial Life Insurance Company
  (Sponsor)........................           --          --              64                --             --             --
                                     -----------   ------------   ------------   ----------------   ----------   ------------
  Total assets.....................    2,057,105     468,444         873,321         1,130,004        321,929         13,899

LIABILITIES:
Payable to First Allmerica
  Financial Life Insurance Company
  (Sponsor)........................           --          --              --                62             --             --
                                     -----------   ------------   ------------   ----------------   ----------   ------------
  Net assets.......................  $ 2,057,105     $468,444       $873,321        $1,129,942       $321,929      $  13,899
                                     -----------   ------------   ------------   ----------------   ----------   ------------
                                     -----------   ------------   ------------   ----------------   ----------   ------------

Net asset distribution by category:
  Qualified variable annuity
    policies.......................  $ 2,057,105     $468,444       $873,321        $1,129,942       $321,929      $  13,899
                                     -----------   ------------   ------------   ----------------   ----------   ------------
                                     -----------   ------------   ------------   ----------------   ----------   ------------

Qualified units outstanding,
  December 31, 1997................      100,200      36,267          73,868            49,825         26,654          1,379
Net asset value per qualified unit,
  December 31, 1997................  $   20.5300     $12.9167       $11.8227        $  22.6781       $12.0783      $ 10.0780

                                        SELECT
                                     INTERNATIONAL
                                        EQUITY
                                     ------------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica
  Investment Trust                     $   2,187
Receivable from First Allmerica
  Financial Life Insurance Company
  (Sponsor)........................           --
                                     ------------
  Total assets.....................        2,187
LIABILITIES:
Payable to First Allmerica
  Financial Life Insurance Company
  (Sponsor)........................           --
                                     ------------
  Net assets.......................    $   2,187
                                     ------------
                                     ------------
Net asset distribution by category:
  Qualified variable annuity
    policies.......................    $   2,187
                                     ------------
                                     ------------
Qualified units outstanding,
  December 31, 1997................          234
Net asset value per qualified unit,
  December 31, 1997................    $  9.3400

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT I
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                 INVESTMENT                                                            SELECT
                                                    GRADE        MONEY                            GOVERNMENT         AGGRESSIVE
                                      GROWTH       INCOME       MARKET       EQUITY INDEX            BOND             GROWTH*
                                    -----------  -----------  -----------  ----------------   -------------------   ------------
INVESTMENT INCOME:
  Dividends........................ $    26,736  $   26,911   $   49,154      $   11,905           $   17,632         $      --
                                    -----------  -----------  -----------       --------              -------       ------------

EXPENSES (NOTE 4):
  Mortality and expense risk
    fees...........................      16,254       3,527        8,437           7,901                2,662                15
  Administrative expense fees......       4,584         995        2,379           2,229                  750                 4
                                    -----------  -----------  -----------       --------              -------       ------------
    Total expenses.................      20,838       4,522       10,816          10,130                3,412                19
                                    -----------  -----------  -----------       --------              -------       ------------

    Net investment income (loss)...       5,898      22,389       38,338           1,775               14,220               (19)
                                    -----------  -----------  -----------       --------              -------       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............     328,691          --           --          30,386                   --               930
  Net realized gain (loss) from
    sales of investments...........      37,140        (267)          --          15,982                  (30)               --
                                    -----------  -----------  -----------       --------              -------       ------------
    Net realized gain (loss).......     365,831        (267)          --          46,368                  (30)              930
  Net unrealized gain (loss).......     (30,716)     10,464           --         156,118                2,966            (1,192)
                                    -----------  -----------  -----------       --------              -------       ------------

    Net realized and unrealized
     gain (loss)...................     335,115      10,197           --         202,486                2,936              (262)
                                    -----------  -----------  -----------       --------              -------       ------------
    Net increase (decrease) in net
     assets from operations........ $   341,013  $   32,586   $   38,338      $  204,261           $   17,156         $    (281)
                                    -----------  -----------  -----------       --------              -------       ------------
                                    -----------  -----------  -----------       --------              -------       ------------

                                        SELECT
                                     INTERNATIONAL
                                       EQUITY**
                                     ------------
INVESTMENT INCOME:
  Dividends........................    $      43
                                             ---
EXPENSES (NOTE 4):
  Mortality and expense risk
    fees...........................            1
  Administrative expense fees......            1
                                             ---
    Total expenses.................            2
                                             ---
    Net investment income (loss)...           41
                                             ---
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized gain distributions from
    portfolio sponsors.............           62
  Net realized gain (loss) from
    sales of investments...........           --
                                             ---
    Net realized gain (loss).......           62
  Net unrealized gain (loss).......          (84)
                                             ---
    Net realized and unrealized
     gain (loss)...................          (22)
                                             ---
    Net increase (decrease) in net
     assets from operations........    $      19
                                             ---
                                             ---

* For the period from 9/9/97 (date of initial investment) to 12/31/97.

** For the period from 12/3/97 (date of initial investment) to 12/31/97.

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT I
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  INVESTMENT
                                            GROWTH               GRADE INCOME            MONEY MARKET        EQUITY INDEX
                                     ---------------------   ---------------------   ---------------------   ------------
                                          YEAR ENDED              YEAR ENDED              YEAR ENDED          YEAR ENDED
                                         DECEMBER 31,            DECEMBER 31,            DECEMBER 31,        DECEMBER 31,
                                       1997        1996        1997        1996        1997        1996          1997
                                     ---------   ---------   ---------   ---------   ---------   ---------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   5,898   $  18,266   $  22,389   $  10,123   $  38,338   $  12,693    $     1,775
    Net realized gain (loss).......    365,831     112,877        (267)       (832)          -           -         46,368
    Net unrealized gain (loss).....    (30,716)     28,811      10,464      (4,754)          -           -        156,118
                                     ---------   ---------   ---------   ---------   ---------   ---------   ------------
    Net increase (decrease) in net
      assets from operations.......    341,013     159,954      32,586       4,537      38,338      12,693        204,261
                                     ---------   ---------   ---------   ---------   ---------   ---------   ------------

  FROM CAPITAL TRANSACTIONS (NOTE
    5):
    Net deposits...................    726,709     440,513     245,375      79,703     265,506     507,585        597,583
    Terminations...................   (195,703)   (157,891)    (19,191)    (62,428)   (171,679)    (87,579)       (24,344)
    Other transfers from (to) the
      General Account of First
      Allmerica Financial Life
      Insurance Company
      (Sponsor)....................     (4,345)     30,795       6,682      21,654       4,227          64         (9,179)
                                     ---------   ---------   ---------   ---------   ---------   ---------   ------------
    Net increase (decrease) in net
      assets from capital
      transactions.................    526,661     313,417     232,866      38,929      98,054     420,070        564,060
                                     ---------   ---------   ---------   ---------   ---------   ---------   ------------

    Net increase (decrease) in net
      assets.......................    867,674     473,371     265,452      43,466     136,392     432,763        768,321

NET ASSETS:
  Beginning of period..............  1,189,431     716,060     202,992     159,526     736,929     304,166        361,621
                                     ---------   ---------   ---------   ---------   ---------   ---------   ------------
  End of period....................  $2,057,105  $1,189,431  $ 468,444   $ 202,992   $ 873,321   $ 736,929    $ 1,129,942
                                     ---------   ---------   ---------   ---------   ---------   ---------   ------------
                                     ---------   ---------   ---------   ---------   ---------   ---------   ------------

                                                                                                   SELECT
                                                    GOVERNMENT BOND             SELECT          INTERNATIONAL
                                                 ---------------------        AGGRESSIVE           EQUITY
                                                                                GROWTH          ------------
                                                      YEAR ENDED         --------------------   PERIOD FROM
                                                     DECEMBER 31,            PERIOD FROM        12/3/97** TO
                                       1996        1997        1996      9/9/97** TO 12/31/97     12/31/97
                                     ---------   ---------   ---------   --------------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss)...  $   1,749   $  14,220   $   6,903        $      (19)         $      41
    Net realized gain (loss).......     13,727         (30)     (1,068)              930                 62
    Net unrealized gain (loss).....     35,112       2,966      (2,633)           (1,192)               (84)
                                     ---------   ---------   ---------          --------             ------
    Net increase (decrease) in net
      assets from operations.......     50,588      17,156       3,202              (281)                19
                                     ---------   ---------   ---------          --------             ------
  FROM CAPITAL TRANSACTIONS (NOTE
    5):
    Net deposits...................    192,147     143,390     102,744            14,191              2,151
    Terminations...................    (47,767)     (9,555)    (74,845)               --                 --
    Other transfers from (to) the
      General Account of First
      Allmerica Financial Life
      Insurance Company
      (Sponsor)....................     38,928        (332)    (32,749)              (11)                17
                                     ---------   ---------   ---------          --------             ------
    Net increase (decrease) in net
      assets from capital
      transactions.................    183,308     133,503      (4,850)           14,180              2,168
                                     ---------   ---------   ---------          --------             ------
    Net increase (decrease) in net
      assets.......................    233,896     150,659      (1,648)           13,899              2,187
NET ASSETS:
  Beginning of period..............    127,725     171,270     172,918                 -                  -
                                     ---------   ---------   ---------          --------             ------
  End of period....................  $ 361,621   $ 321,929   $ 171,270        $   13,899          $   2,187
                                     ---------   ---------   ---------          --------             ------
                                     ---------   ---------   ---------          --------             ------

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT I

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Separate Account I (SA-I) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on October 1, 1992 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of SA-I are clearly identified and distinguished from the other assets and liabilities of the Company. SA-I cannot be charged with liabilities arising out of any other business of the Company.

    SA-I is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). SA-I currently offers seven Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of the Company. The Trust is an open-end, diversified management investment company registered under the 1940 Act.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments in shares of the Trust are stated at the net asset value per share of the respective investment portfolio of the Trust. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of SA-I. Therefore, no provision for income taxes has been charged against SA-I.

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust at December 31, 1997 were as follows:

                                                PORTFOLIO INFORMATION
                                          ---------------------------------
                                                                 NET ASSET
                                          NUMBER OF  AGGREGATE     VALUE
INVESTMENT PORTFOLIO                       SHARES      COST      PER SHARE
----------------------------------------  ---------  ---------   ----------
  Growth................................   851,451   $2,008,310   $ 2.416
  Investment Grade Income...............   421,262     461,499      1.112
  Money Market..........................   873,257     873,257      1.000
  Equity Index..........................   410,463     920,994      2.753
  Government Bond.......................   307,478     321,938      1.047
  Select Aggressive Growth..............     6,247      15,091      2.225
  Select International Equity...........     1,631       2,271      1.341

                               SEPARATE ACCOUNT I

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of .90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .25% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

    An IRA account fee is currently deducted on the policy anniversary date and upon full surrender of the IRA account. The IRA account fee is $25. For IRA accounts established after April 30, 1993, the IRA account fee will be waived in the following circumstances: if the contribution establishing the IRA account was at least $15,000, the IRA account fee will be waived on the first anniversary deduction; if the accumulated value is $15,000 or greater, as of December 31 of the calendar year previous to any subsequent anniversary deduction, the IRA account fee will be waived on such subsequent anniversary deduction. For the year ended December 31, 1997 and 1996, there were no IRA account fees deducted from accumulated value in SA-I.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of SA-I, and does not receive any compensation for sales of the IRA policies. Commissions are paid to registered representatives of Allmerica Investments by the Company.

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS

    Transactions from policyowners and sponsor were as follows:

                                                               YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                             1997                    1996
                                                    ----------------------  ----------------------
                                                     UNITS*      AMOUNT       UNITS      AMOUNT
                                                    ---------  -----------  ---------  -----------
Growth
  Issuance of Units...............................     46,227  $   726,709      3,189  $   487,919
  Redemption of Units.............................    (17,701)    (200,048)    (1,149)    (174,502)
                                                    ---------  -----------  ---------  -----------
    Net increase..................................     28,526  $   526,661      2,040  $   313,417
                                                    ---------  -----------  ---------  -----------
                                                    ---------  -----------  ---------  -----------
Investment Grade Income
  Issuance of Units...............................     22,924  $   245,375        871  $   101,265
  Redemption of Units.............................     (3,661)     (12,509)      (539)     (62,336)
                                                    ---------  -----------  ---------  -----------
    Net increase..................................     19,263  $   232,866        332  $    38,929
                                                    ---------  -----------  ---------  -----------
                                                    ---------  -----------  ---------  -----------
Money Market
  Issuance of Units...............................     39,577  $   265,508      5,070  $   570,947
  Redemption of Units.............................    (30,687)    (167,454)    (1,365)    (150,877)
                                                    ---------  -----------  ---------  -----------
    Net increase..................................      8,890  $    98,054      3,705  $   420,070
                                                    ---------  -----------  ---------  -----------
                                                    ---------  -----------  ---------  -----------
Equity Index
  Issuance of Units...............................     33,787  $   597,583      1,504  $   228,554
  Redemption of Units.............................     (4,836)     (33,523)      (308)     (45,246)
                                                    ---------  -----------  ---------  -----------
    Net increase..................................     28,951  $   564,060      1,196  $   183,308
                                                    ---------  -----------  ---------  -----------
                                                    ---------  -----------  ---------  -----------
Government Bond
  Issuance of Units...............................     12,470  $   143,390        982  $   110,613
  Redemption of Units.............................       (830)      (9,887)    (1,032)    (115,463)
                                                    ---------  -----------  ---------  -----------
    Net increase (decrease).......................     11,640  $   133,503        (50) $    (4,850)
                                                    ---------  -----------  ---------  -----------
                                                    ---------  -----------  ---------  -----------

                               SEPARATE ACCOUNT I

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                               YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                             1997                    1996
                                                    ----------------------  ----------------------
                                                     UNITS*      AMOUNT       UNITS      AMOUNT
                                                    ---------  -----------  ---------  -----------
Select Aggressive Growth
  Issuance of Units...............................      1,379  $    14,180         --  $        --
  Redemption of Units.............................         --           --         --           --
                                                    ---------  -----------  ---------  -----------
    Net increase..................................      1,379  $    14,180         --  $        --
                                                    ---------  -----------  ---------  -----------
                                                    ---------  -----------  ---------  -----------
Select International Equity
  Issuance of Units...............................        234  $     2,168         --  $        --
  Redemption of Units.............................         --           --         --           --
                                                    ---------  -----------  ---------  -----------
    Net increase..................................        234  $     2,168         --  $        --
                                                    ---------  -----------  ---------  -----------
                                                    ---------  -----------  ---------  -----------

* Reflects 10 for 1 split of units effective July 10, 1997.

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that SA-I satisfies the current requirements of the regulations, and it intends that SA-I will continue to meet such requirements.

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust shares by SA-I during the year ended December 31, 1997 were as follows:

INVESTMENT PORTFOLIO                                 PURCHASES        SALES
--------------------------------------------------  ------------   ------------
  Growth..........................................  $  1,209,216   $    347,966
  Investment Grade Income.........................       302,536         47,281
  Money Market....................................       513,992        377,664
  Equity Index....................................       719,556        123,273
  Government Bond.................................       160,784         13,061
  Select Aggressive Growth........................        15,109             18
  Select International Equity.....................         2,273              2
                                                    ------------   ------------
Totals............................................  $  2,923,466   $    909,265
                                                    ------------   ------------
                                                    ------------   ------------

                           PART C.  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

     Financial Statements Included in Part A
     None

     Financial Statements Included in Part B
     Financial Statements for First Allmerica Life Insurance Company Financial Statements for Separate Account I of First Allmerica Financial Life Insurance Company



     Financial Statements Included in Part C
     None

     (b)  EXHIBITS

     EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated August 20, 1991 is filed herewith.

     EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

     EXHIBIT 3   (a)  Underwriting and Administrative Services Agreement is
                      filed herewith.

                 (b)  Sales Agreements are filed herewith.

                 (c)  General Agent's Agreement is filed herewith.

                 (d)  Career Agent Agreement is filed herewith.

                 (e)  Registered Representative's Agreement is filed herewith.

     EXHIBIT 4 Specimen Generic Contract and Certificate Forms are filed herewith.

     EXHIBIT 5   Specimen Application Form is filed herewith.

     EXHIBIT 6 The Depositor's Articles of Incorporation and Bylaws, as amended to reflect its name change, were previously filed on October 12, 1995 in Post-Effective Amendment No. 7 and are incorporated by reference herein.

     EXHIBIT 7   Not Applicable.

     EXHIBIT 8 Fidelity Service Agreement was previously filed on April 30, 1996 in Post-Effective Amendment No. 8 and is incorporated by reference herein.

     EXHIBIT 9   Opinion of Counsel is filed herewith.

     EXHIBIT 10  Consent of Independent Accountants is filed herewith.

     EXHIBIT 11  None.

     EXHIBIT 12  None.

     EXHIBIT 13  Not Applicable.

     EXHIBIT 14  Not Applicable.

     EXHIBIT 15 Participation Agreement between the Company and Allmerica Investment Trust is filed herewith.

     EXHIBIT 16 Consent of Newly Elected Directors was previously filed on April 30, 1996 in Post-Effective Amendment No. 8 and is incorporated by reference herein.

ITEM 25.  DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

     The principal business address of all the following Directors and Officers is:

     440 Lincoln Street
     Worcester, Massachusetts 01553


                  DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


          NAME AND POSITION        PRINCIPAL OCCUPATION(S) DURING
            WITH COMPANY                 PAST FIVE YEARS
          -----------------        ------------------------------


Bruce C. Anderson                  Director of First Allmerica since 1996;
 Director and Vice President        Vice President, First Allmerica since 1984

Abigail M. Armstrong               Secretary of First Allmerica since 1996;
 Secretary and Counsel              Counsel, First Allmerica since 1991

Robert E. Bruce                    Director and Chief Information Officer of
 Director, Vice President and       First Allmerica since 1997; Vice President
 Chief Information Officer          of First Allmerica since 1995; Corporate
                                    Manager, Digital Equipment Corporation
                                    1979 to 1995

John P. Kavanaugh                  Director and Chief Investment Officer of
 Director, Vice President and       First Allmerica since 1996; Vice President,
 Chief Investment Officer           First Allmerica since 1991

John F. Kelly                      Director of First Allmerica since 1996;
 Director, Senior Vice President,   Senior Vice President, First Allmerica
 General Counsel and Assistant      since 1986; General Counsel, First
 Secretary                          Allmerica since 1981; Assistant Secretary,
                                    First Allmerica since 1991

J. Barry May                       Director of First Allmerica since 1996;
 Director Director and President, The Hanover Insurance Company since 1996; Vice President, The Hanover Insurance Company 1993 to 1996; General Manager, The Hanover Insurance Company 1989 to 1993

James R. McAuliffe                 Director of First Allmerica since 1996;
 Director Director of Citizens Insurance Company of America since 1992; President since 1994, and CEO since 1996; Vice President, First Allmerica 1982 to 1994 and Chief Investment Officer, First Allmerica 1986 to 1994

John F. O'Brien                    Director, Chairman of the Board, President
 Director, Chairman of the          and Chief Executive Officer, First
 Board, President and Chief         Allmerica since 1989
 Executive Officer

Edward J. Parry, III               Director and Chief Financial Officer of
 Director, Vice President,          First Allmerica since 1996; Vice President
 Chief Financial Officer and        and Treasurer, First Allmerica since 1993;
 Treasurer                          Assistant Vice President, 1992 to 1993

Richard M. Reilly                  Director of First Allmerica since 1996;
 Director and Vice President        Vice President, First Allmerica since 1990;
                                    Director, Allmerica Investments, Inc.
                                    since 1990; Director and President,
                                    Allmerica Financial Investment Management
                                    Services, Inc. since 1990

Eric A. Simonsen                   Director of First Allmerica since 1996;
 Director and Vice President        Vice President, First Allmerica since
                                    1990; Chief Financial Officer, First
                                    Allmerica 1990 to 1996


Phillip E. Soule                   Director of First Allmerica since 1996;
 Director and Vice President        Vice President, First Allmerica since 1987


ITEM 26.  PERSONS UNDER COMMON CONTROL WITH REGISTRANT

     See attached organizational chart.

                 FIRST ALLMERICA  FINANCIAL LIFE INSURANCE COMPANY

     NAME                 ADDRESS             TYPE OF BUSINESS
     ----                 -------             ----------------

AAM Equity Fund       440 Lincoln Street       Massachusetts
                      Worcester MA 01653       Grantor Trust

AFC Capital Trust I   440 Lincoln Street       Statutory Business
                      Worcester MA 01653       Trust

Allmerica Asset       440 Lincoln Street       Investment advisory
Management Limited    Worcester MA 01653       services

Allmerica Asset       440 Lincoln Street       Investment advisory
Management, Inc.      Worcester MA 01653       services

Allmerica Benefits,   440 Lincoln Street       Non-insurance
Inc.                  Worcester MA 01653       medical services

Allmerica Equity      440 Lincoln Street       Massachusetts
Index Pool            Worcester MA 01653       Grantor Trust

Allmerica Financial   100 North Parkway        Multi-line property
Alliance Insurance    Worcester MA 01605       and casualty insurance
Company

Allmerica Financial   100 North Parkway        Multi-line property
Benefit Insurance     Worcester MA 01605       and casualty insurance
Company

Allmerica Financial   440 Lincoln Street       Holding Company
Corporation           Worcester MA 01653

Allmerica Financial   440 Lincoln Street       Insurance Broker
Insurance Brokers,    Worcester MA 01653
Inc.

Allmerica Financial   440 Lincoln Street       Life insurance, accident
Life Insurance and    Worcester MA 01653       and health insurance,
Annuity Company                                annuities, variable
(formerly known as SMA                         annuities and variable
Life Assurance Company)                        life insurance

Allmerica Financial   440 Lincoln Street       Insurance Agency
Services Insurance    Worcester MA 01653
Agency, Inc.

Allmerica Funding     440 Lincoln Street       Special purpose funding
Corp.                 Worcester MA 01653       vehicle for commercial paper

Allmerica Funds       440 Lincoln Street       Investment Company
                      Worcester MA 01653

Allmerica, Inc.       440 Lincoln Street       Common employer for
                      Worcester MA 01653       Allmerica Financial
                                               Corporation entities

Allmerica             440 Lincoln Street       Accounting, marketing
Institutional         Worcester MA 01653       and shareholder
Services, Inc.                                 services for investment
(formerly known as                             companies
440 Financial Group
of Worcester, Inc.)

Allmerica             440 Lincoln Street       Investment advisory
Investment            Worcester MA 01653       services
Management Company,
Inc.

Allmerica             440 Lincoln Street       Securities, retail
Investments, Inc.     Worcester MA 01653       broker-dealer

Allmerica Investment  440 Lincoln Street       Investment Company
Trust                 Worcester MA 01653


Allmerica Plus        440 Lincoln Street       Insurance Agency
Insurance Agency,     Worcester MA 01653
Inc.

Allmerica Property &  440 Lincoln Street       Holding Company
Casualty Companies,   Worcester MA 01653
Inc.

Allmerica Securities  440 Lincoln Street       Investment Company
Trust                 Worcester MA 01653

Allmerica Services    440 Lincoln Street       Internal
Corporation           Worcester MA 01653       administrative
                                               services provider to
                                               Allmerica Financial
                                               Corporation entities

Allmerica Trust       440 Lincoln Street       Limited purpose
Company, N.A.         Worcester MA 01653       national trust company

AMGRO, Inc.           100 North Parkway        Premium financing
                      Worcester MA 01605

APC Funding Corp.     440 Lincoln Street       Special purpose funding
                      Worcester MA 01653       vehicle for
                                               commercial paper

Beltsville Drive      440 Lincoln Street       Real estate
Limited Partnership   Worcester MA 01653       partnership

Citizens Corporation  440 Lincoln Street       Holding Company
                      Worcester MA 01653

Citizens Insurance    645 West Grand River     Multi-line property
Company of America    Howell MI 48843          and casualty
                                               insurance

Citizens Insurance    333 Pierce Road          Multi-line property
Company of Illinois   Itasca IL 60143          and casualty
                                               insurance

Citizens Insurance    3950 Priority Way South  Multi-line property
Company of the        Drive, Suite 200         and casualty
Midwest               Indianapolis IN 46280    insurance


Citizens Insurance    8101 N. High Street      Multi-line property
Company of Ohio       P.O. Box 342250          and casualty
                      Columbus OH 43234        insurance

Citizens Management,  645 West Grand River     Services management
Inc.                  Howell MI 48843          company

First Allmerica       440 Lincoln Street       Life, pension, annuity,
Financial Life        Worcester MA 01653       accident and health
Insurance Company                              insurance company
(formerly State Mutual
Life Assurance Company
of America)

First Sterling        440 Lincoln Street       Holding Company
Limited               Worcester MA 01653

First Sterling        440 Lincoln Street       Reinsurance Company
Reinsurance Company   Worcester MA 01653
Limited

Greendale Special     440 Lincoln Street       Massachusetts
Placements Fund       Worcester MA 01653       Grantor Trust

The Hanover American  100 North Parkway        Multi-line property
Insurance Company     Worcester MA 01605       and casualty insurance

The Hanover           100 North Parkway        Multi-line property
Insurance Company     Worcester MA 01605       and casualty insurance

Hanover Texas         801 East Campbell Road   Attorney-in-fact for
Insurance             Richardson TX 75081      Hanover Lloyd's
Management Company,                            Insurance Company
Inc.

Hanover Lloyd's       801 East Campbell Road   Multi-line property
Insurance Company     Richardson TX 75081      and casualty insurance

Linder Skokie Real    440 Lincoln Street       Real estate
Estate Corporation    Worcester MA 01653       holding company

Lloyds Credit         440 Lincoln Street       Premium financing
Corporation           Worcester MA 01653       service franchises

Logan Wells Water     603 Heron Drive          Water Company serving
Company, Inc.         Bridgeport NJ 08014      land development
                                               investment

Massachusetts Bay     100 North Parkway        Multi-line property
Insurance Company     Worcester MA 01605       and casualty insurance

SMA Financial Corp.   440 Lincoln Street       Holding Company
                      Worcester MA 01653

Somerset Square,      440 Lincoln Street       Real estate holding
Inc.                  Worcester MA 01653       company

Sterling Risk         440 Lincoln Street       Risk management services
Management Services,  Worcester MA 01653
Inc.


ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of February 27, 1998, the Separate Account had 182 Policy Owners.

ITEM 28.  INDEMNIFICATION

     To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director:

     1. for and breach of the director's duty of loyalty to the Company or its policyholders;

     2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

     3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c.156B
          Section 62;

     4. for any transactions from which the director derived an improper personal benefit.

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

           * VEL Account, VEL II Account, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          * Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          *    Allmerica Investment Trust


     (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:

          440 Lincoln Street
          Worcester, Massachusetts 01653

          NAME                     POSITION OR OFFICE WITH UNDERWRITER
          ----                     -----------------------------------

     Abigail M. Armstrong          Secretary and Counsel

     Emil J. Aberizk, Jr.          Vice President

     Edward T. Berger              Vice President and Chief Compliance Officer

     Richard F. Betzler, Jr.       Vice President

     Philip J. Coffey              Vice President

     Thomas P. Cunningham          Vice President, Chief Financial Officer and
                                   Controller

     John F. Kelly                 Director

     William F. Monroe, Jr.        Vice President

     David J. Mueller              Vice President

     John F. O'Brien               Director

     Stephen Parker                President, Director and Chief Executive
                                   Officer

     Edward J. Parry, III          Treasurer

     Richard M. Reilly             Director

     Eric A. Simonsen              Director

     Mark G. Steinberg             Senior Vice President


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.


ITEM 31.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's variable accounts.


ITEM 32.  UNDERTAKINGS

     (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     (b) The registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors,

          Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.


ITEM 33.  REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b)
               PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of First Allmerica Financial Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption/withdrawal restrictions imposed by the Program and by
          Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on redemption imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 15th day of April, 1998.

                               SEPARATE ACCOUNT I OF
                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                 By:  /S/ ABIGAIL M. ARMSTRONG
                    --------------------------------
                    Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURES                        TITLE                        DATE
----------                        -----                        ----


  /s/ John F. O'Brien        Director, President and      April 15, 1998
------------------------     Chief Executive Officer
John F. O'Brien


 /s/ Bruce C. Anderson       Director and Vice
------------------------     President
Bruce C. Anderson


 /s/ Robert E. Bruce         Director, Vice President
------------------------     and Chief Information
Robert E. Bruce              Officer


 /s/ John P. Kavanaugh       Director, Vice President
------------------------     and Chief Investment
John P. Kavanaugh            Officer


 /s/ John F. Kelly           Director, Senior Vice
------------------------     President and
John F. Kelly                General Counsel


 /s/ J. Barry May            Director
------------------------
J. Barry May


 /s/ James R. McAuliffe      Director
------------------------
James R. McAuliffe


 /s/ Edward J. Parry, III    Director, Vice President,
------------------------     Chief Financial Officer
Edward J. Parry, III         and Treasurer


 /s/ Richard M. Reilly       Director and Vice
------------------------     President
Richard M. Reilly


 /s/ Eric A. Simonsen        Director and Vice
------------------------     President
Eric A. Simonsen


 /s/ Phillip E. Soule        Director and Vice
------------------------     President
Phillip E. Soule

                                   EXHIBIT TABLE

Exhibit 1      Resolution

Exhibit 3(a)   Underwriting and Administrative Services Agreement

Exhibit 3(b)   Sales Agreements

Exhibit 3(c)   General Agent's Agreement

Exhibit 3(d)   Career Agent Agreement

Exhibit 3(e)   Registered Representative's Agreement

Exhibit 4      Generic Contract and Certificate Forms

Exhibit 5      Application Form

Exhibit 9      Opinion of Counsel

Exhibit 10     Consent of Independent Accountants

Exhibit 15 Participation Agreement between the Company and Allmerica Investment Trust